                                                                 EXHIBIT 10.61

                            PARTICIPATION AGREEMENT

                                  dated as of
                                 June 30, 1983


                                     among


                       SECURITY TRUST COMPANY, as Trustee


                      PUBLIC SERVICE COMPANY OF NEW MEXICO


                         TUCSON ELECTRIC POWER COMPANY

                                      and

                       THE FINANCIAL INSTITUTIONS LISTED
                              IN SCHEDULE I HERETO



                              SAN JUAN COAL TRUST

                               TABLE OF CONTENTS

                                                                   Page
Preliminary Statement............................................   1

SECTION 1    DEFINITIONS.........................................   2

SECTION 2    PURCHASE AND SALE OF CERTIFICATES
               OF INTEREST.......................................   7

SECTION 3    THE CLOSING.........................................   7

             3.1  Date, Time and Location........................   7
             3.2  Purchase and Sale..............................   7
             3.3  Transfer and Delivery of
                     New Certificates of Interest................   7
             3.4  Confirmation of Representations
                     and Warranties..............................   8

SECTION 4    CONDITIONS PRECEDENT TO CLOSING.....................   8

             4.1  Conditions Precedent to
                     Obligations to the Sellers..................   8
             4.2  Conditions Precedent to
                     Obligations of Each Investor................  10

SECTION 5    REPRESENTATIONS AND WARRANTIES......................  15

             5.1  Representations and Warranties of
                     PNM.........................................  15
             5.2  Representations and Warranties of
                     TEP.........................................  21
             5.3  Representations and Warranties of
                     the Utilities...............................  26
             5.4  Representations and Warranties of
                     Security Trust..............................  29
             5.5  Representations and Warranties of
                     Each Investor...............................  30

SECTION 6    COVENANTS RELATING TO QUALIFIED
                     COAL MINER..................................  32

SECTION 7    GENERAL INDEMNITY...................................  33

             7.1  Utilities' Obligations to
                     Indemnify...................................  33

                                                                   Page

             7.2  Exceptions to Indemnification
                     Obligation..................................   34

SECTION 8    CERTAIN COVENANTS OF THE SELLERS AND PNM               36

             8.1  Further Assurances..............................  36
             8.2  Recordation.....................................  37

SECTION 9    NOTICES..............................................  37

SECTION 10   MISCELLANEOUS........................................  38

             10.1  Closing Expenses...............................  38
             10.2  Captions, References...........................  38
             10.3  Binding Effect, Successors
                     and Assigns..................................  38
             10.4  Entirety of Agreement, Waivers
                     and Amendments in Writing....................  38
             10.5  Governing Law..................................  39
             10.6  Survival of Agreements.........................  39
             10.7  No Exclusion of Remedies.......................  39
             10.8  Counterparts...................................  39
             10.9  Reproduction of Documents......................  39

SCHEDULE I - Schedule of Investors

EXHIBIT A  - Schedule of Fruitland Coal Leases

EXHIBIT B  - Schedule of Surface Rights and Surface
               Instruments

EXHIBIT C  - Trust Agreement

                            PARTICIPATION AGREEMENT

         PARTICIPATION AGREEMENT, dated as of June 30, 1983, among (i) Public Service Company of New Mexico, a New Mexico corporation, (ii) Security Trust Company, as Trustee, a New Mexico corporation, (iii) Tucson Electric Power Company, an Arizona corporation, and (iv) the financial institutions listed in Schedule I hereto, All capitalized terms used herein without definition are defined in Section l.

                             PRELIMINARY STATEMENT

         The San Juan Station, located in San Juan County, New Mexico, presently consists of four coal fired electrical generating units.

         PNM and TEP each formerly owned 50% of the outstanding common stock of Western. Western's assets included its interests in the Fruitland Coal under the Fruitland Coal Leases. The Fruitland Coal is presently being used to supply the fuel requirements of the San Juan Station as described below.

         Western subleased the Fruitland Coal to Utah pursuant to the Utah Sublease and Utah has further sub-leased the Fruitland Coal to San Juan Coal Company pursuant to the San Juan Sublease. San Juan Coal Company has under-taken to supply coal to the Utilities pursuant to the Coal Sales Agreement. Pursuant to the Sublease, Western had a Retained Economic Interest in respect of the Fruitland Coal mined and sold to the Utilities.

         On November 30, 1981, Western entered into the original Trust Agreement with the Trustee and Western transferred the Fruitland Coal Interests to the Trustee and directed the Trustee to execute and deliver Certifi-cates or Interest to PNM and TEP. On December 31, 1981, the Trustee and the Utilities entered into the Amended and Restated Trust Agreement.

         The Utilities have previously disposed of a 37.512% interest in the trust created under the Trust Agreement.

         On May 17, 1982, PNM entered into the Resource Trust Agreement with Security Trust and PNM transferred to Security Trust, for the benefit of Meadows, its Certificate of Interest.

         The Investors desire to make an investment in a natural energy resource where the economic return from such an investment will be paid quarterly and indexed quarterly to a broad-based, government-published inflation indicator over the term of their investment, by purchasing from the Sellers the remaining portion of the beneficial interest in the trust create under the Trust Agreement currently held by the Sellers.

         NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1.  DEFINITIONS

         Unless the context otherwise requires, for all purposes of this Agreement, the following terms shall have the respective meanings set forth below (such definitions to be equally applicable to both the singular and plural forms of the terms defined):

         "Affiliate" of any Person means any other Person controlling, controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Amended and Restated Trust Agreement" shall mean the Amended and Restated Trust Agreement, dated as of December 31, 1981, among the Utilities and the Trustee, a conformed copy of which is included as Exhibit C hereof.

         "BLM" shall mean the Bureau of Land Management of the United States Department of the Interior or any governmental authority or agency succeeding to its functions.

         "Business Day" shall mean any day other than a Saturday, Sunday or holiday scheduled by law or required by Executive Order to commercial banking institutions in the State of New York.

         "Certificate of Interest" shall mean a certificate issued by the Trustee pursuant to the Trust Agreement, substantially in the form of Exhibit C to the Trust Agreement.

         "Closing" shall have the meaning set forth in Section 3.1.

         "Closing Date" shall mean the day on which the Closing takes place.

         "Coal Sales Agreement" shall mean the Coal Sales Agreement, dated August 18, 1980, among San Juan Coal Company, PNM and TEP, as amended by Amendment Number One to Coal Sales Agreement, dated September 30, 1981, as the same may hereafter from time to time be further amended. modified or supplemented in accordance with the terms thereof.

         "Commissions" shall mean the Securities and Exchange Commission or any governmental authority or agency succeeding to its functions.

         "Conveyances" shall mean the instruments of assignment and other documents or instruments transferring the Fruitland Coal Interests to the Trustee.

         "Equipment Agreement" shall mean the Agreement for Purchase and Sale of Equipment, dated August 18, 1980, between Western and San Juan Coal Company, as the same may from time to time be amended, modified or supplemented in accordance with the terms thereof.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Federal Leases" shall mean the Fruitland Coal Leases of which the United States is the lessor.

         "Fruitland Coal" shall mean the coal located within the lands covered by the Fruitland Coal Leases at a depth no greater than 400 feet below the surface.

         "Fruitland Coal Interests" shall mean the rights and interests in, to and under the Fruitland Coal Leases, the Surface Instruments and the Utah Sublease formerly owned by Western which were transferred to the Trustee.

         "Fruitland Coal Leases" shall mean the 20 leases from the United States, the State of New Mexico and certain private lessors described in Exhibit A hereto.

         "Fruitland Coal Closing Date" shall mean November 30, 1981, the date of the transfer of the Fruitland Coal Interests from Western to the Trustee.

         "Guaranty" shall mean the Guaranty of Utah, dated August 18, 1980, relating to the Coal Sales Agreement.

         "Investors" shall mean each of the financial institutions listed in
Schedule I hereto and its successors and assigns including, without limitation, each future holder of one of the Certificates of Interest being purchased by an Investor at the Closing.

         "Lien" shall mean any interest in property securing an obligation owed to, or claimed by, a Person other than the owner of the property, whether such interest is based on common law, statute or contract, and including but not limited to any security interest or lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receiptor a lease, consignment or bailment for security purposes. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property.

         "Meadows" shall mean Meadows Resources, Inc. a New Mexico corporation and a subsidiary of PNM.

         "Officers' Certificate" shall mean, as to any corporation, a certificate signed by (a) the Chairman of the Board, the President, any Vice President or any Assistant Vice President and (b) the Treasurer, any Assistant Treasurer, the Secretary, any Assistant Secretary or any Trust Officer.

         "Operative Agreements" shall mean the Surface Instruments, the Fruitland Coal Leases, the Utah Sub-lease, the San Juan Sublease, the Coal Sales Agreement, the Guaranty, the Right of First Refusal, the Equipment Agreement, the Conveyances, the Trust Agreement, the Certificates of Interest, this Participation Agreement and the Transfer Agreements.

         "Participation Agreement," "this Agreement," "herein," "hereunder," "hereof," "hereby," or other like words mean or refer to this Participation Agreement, as this Participation Agreement may hereafter from time to time be supplemented, amended or modified pursuant to the terms hereof.

         "Person" shall mean and include any individual, partnership, joint venture, association, joint stock company, corporation, trust, or unincorporated organization or any government or any agency or political subdivision thereof.

         "PNM" shall mean Public Service Company of New Mexico, a New Mexico corporation and, to the extent permitted hereunder and under the other Operative Agreements, its successors and assigns.

         "Resource Trust Agreement" shall mean the trust agreement, dated May 17, 1982, between PNM and Security Trust, as the same may from time to time have been amended, modified or supplemented to the date hereof in accordance with the terms thereof.

         "Retained Economic Interest" shall have the meaning specified in the Utah Sublease.

         "Right of First Refusal" shall mean the Right of First Refusal, dated August 18, 1980, between Western and Utah, as the same may from time to time be amended, modified or supplemented in accordance with the terms thereof.

         "San Juan Coal Company" shall mean San Juan Coal Company, a Delaware corporation and wholly-owned subsidiary of Utah and, to the extent permitted hereunder and under the other Operative Agreements, its successors and assigns.

         "San Juan Sublease" shall mean the Sublease, dated August 18, 1980, between Utah and San Juan Coal Company, as the same may from time to time be amended, modified or supplemented in accordance with the terms thereof.

         "Security Trust" shall mean Security Trust Company, a New Mexico corporation, acting solely as trustee under the Resource Trust Agreement and not in its individual capacity, and, to the extent permitted hereunder and under the Resource Trust Agreement, its successors and assigns.

         "State Leases" shall mean the Fruitland Coal Leases of which the State of New Mexico is the lessor.

         "Sellers" shall mean TEP and Security Trust.

         "Surface Instruments" shall mean the instruments described in Exhibit B hereto.

         "Surface Rights" shall mean the rights granted to or reserved by Western under the Surface Instruments with respect to parts of the lands covered by the Fruitland Coal Leases and lands adjacent thereto, which rights were assigned to the Trustee.

         "TEP" shall mean Tucson Electric Power Company, an Arizona corporation and, to the extent permitted hereunder and under the other Operative Agreements, its successors and assigns.

         "Transfer Agreement" shall mean one of the respective transfer agreements, substantially in the form of Exhibit D to the Trust Agreement, pursuant to which the respective Sellers shall transfer to the respective Investors the trust interests contemplated hereby.

         "Trust Agreement" shall mean the Trust Agreement, dated November 30, 1981, between Western and the Trustee, as amended and restated in its entirety by the Amended and Restated Trust Agreement, as the same may from time to time be further amended, modified or supplemented in accordance with the terms thereof.

         "Trustee" shall mean Bank of American National Trust and Savings Association, a national banking association, as trustee under the Trust Agreement, and its successors as trustee thereunder.

         "Trust Estate" shall have the meaning specified in the Trust
Agreement.

         "Utah" shall mean Utah International Inc., a Delaware corporation and, to the extent permitted hereunder and under the other Operative Agreements, its successors and assigns.

         "Utah Sublease" shall mean the Sublease, dated August 18, 1980, between Western and Utah, as amended by Amendment Number One to Sublease, dated September 30, 1981, as the same may hereafter from time to time be further amended, modified or supplemented in accordance with the terms thereof.

         "Utilities" shall mean PNM and TEP.

         "Western" shall mean Western Coal Co., a New Mexico corporation in liquidation.

SECTION 2.  PURCHASE AND SALE OF CERTIFICATES OF INTEREST

         Subject to the terms and conditions of this Agreement, each of the Sellers and severally, but not jointly, agrees to sell, and each of the Investors severally, but not jointly, agrees to purchase, for the amount specified opposite each Investor's name in Schedule I hereto, the percentage of the beneficial interest in the trust created under the Trust Agreement owned by such Seller which is specified opposite such Investor's name in
Schedule I hereto (as evidenced by Certificates of Interest representing the percentage of beneficial interest in the trust created under the Trust Agreement set forth in such Schedule I).

SECTION 3.  THE CLOSING

            3.1 Date, Time and Location. The Closing at which the Sellers shall sell and the Investors shall purchase the portion of the beneficial interest required by Section 2 (the "Closing") shall take place at 10:00 o'clock A.M. New York time at the offices of Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022, on June 30, 1983, or at such other time and place as may be mutually agreed upon by the Sellers and the Investors, but, in any event, no later than July 15, 1983.

         3.2 Purchase and Sale. At the Closing, each Investor shall purchase the interest to be purchased by it from each Seller by wiring or otherwise delivering immediately available funds, in the amount set forth in Schedule I hereto, to such Seller in the manner requested by such Seller no less than five days prior to the Closing.

         3.3 Transfer and Delivery of New Certificates of Interest. Upon payment by an Investor of the purchase price specified in Schedule I hereto, each Seller will duly assign, transfer and convey to such Investor, Certificates of Interest evidencing the portion of the beneficial interest purchased by such Investor, which Certificates of Interest will be duly endorsed by such Seller (or in such other form as is required by the Trustee) so as to permit re-registration in the name of the Investor, and, upon presentation of such Certificates of Interest to the Trustee, the Trustee will execute, deliver and issue one or more new Certificates of Interest to such Investor, in its name or the name of its nominee (as previously specified to the Trustee), in the same percentage of beneficial interest as the percentage of beneficial interest represented by the Certificates of Interest presented to the Trustee for re-registration.

         3.4 Confirmation of Representations and Warranties. Each Investor agrees that the purchase by it at the Closing of a portion of the beneficial interest in the trust created by the Trust Agreement shall constitute, without further act, a confirmation that the representations and warranties of such Investor contained in Section 5.5 are true and correct in all material respects on and as of the Closing Date as though made on and as of the Closing Date (except when expressly made on and as of another date, in which case such representations and warranties shall be true and accurate as of such date).

SECTION 4.  CONDITIONS PRECEDENT TO CLOSING

         4.1 Conditions Precedent to Obligations of the Sellers. The obligation of a Seller to sell the portion of the beneficial interest in the trust created by the Trust Agreement to be sold by it pursuant to Section 2 is subject to, and shall be conditioned upon, the fulfillment at or prior to the Closing of each of the following conditions:

         (a) Representations and Warranties True. The representations and warranties of the Trustee contained in the Trust Agreement and of the Investors contained in Section 5.5 are true and correct as of the Closing Date (except where expressly made on and as of another date, in which case such representations and warranties shall be true and correct as of such date), and respective counsel for each of the Sellers shall have received an Officer's Certificate of the Trustee, dated the Closing Date, to such effect as to its representations and warranties.

         (b) Approvals. All consents, approvals, authorizations, permits and orders with respect to the trans-actions contemplated by the Operative Agreements required from any Person or any court, governmental agency, authority or instrumentality Federal, state or local, having or asserting jurisdiction over PNM, TEP, Utah, Security Trust, the Trustee, any of the Investors, any part of the Fruitland Coal Interests or such transactions, shall have been obtained and be valid and in full force and effect.

         (c) No Litigation. No action, suit, investigation or other proceeding shall be pending before any court or governmental agency which, in the opinion of counsel for either of the Sellers, attempts to restrain or prohibit the consummation of the transactions contemplated by the Operative Agreements and the Resource Trust Agreement.

         (d) Execution and Delivery of Operative Agreements and the Resource Trust Agreement. Each of the Operative Agreements and the Resource Trust Agreement shall have been duly executed and delivered by the parties thereto (except the Sellers), and shall be in full force and effect and no party thereto shall then be in default or alleged to be in default or have failed in a material respect to perform on the basis of force majeure or other claim of excusable delay or nonperformance thereunder.

         (e) Opinions of Counsel. The Sellers shall have received the opinion of Mitchell, Silberberg & Knupp, counsel for the Trustee, in form and substance satisfactory to them.

         (f) Proceedings and Documents. All corporate and other proceedings taken or to be taken in connection with the consummation of the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to the Sellers, and the Sellers shall have received all such counterpart originals or certified or other copies of such documents as the Sellers may reasonably request, all in form and substance satisfactory to each Seller.

         (g) Investment Banker Certificates. Each Seller and PNM shall have received a certificate from each of Blyth Eastman Paine Webber Incorporated and Kidder, Peabody & Co. Incorporated addressed to it, dated the Closing Date, certifying that (i) it has not, nor has anyone authorized to act on its behalf, directly or indirectly, offered for sale or sold or solicited any offer to acquire the Certificates of Interest or any interests in the trust created by the Trust Agreement or any form of participation in the transactions contemplated by this Agreement or any similar security, or any security the offering of which for the purposes of the Securities Act of 1933, as amended, would be deemed to be a part of the same offering as the offering of the aforementioned interests, to or from, or otherwise approached or negotiated with respect thereto with, anyone other than the Investors and not more than 86 other institutional investors none of whom was offered less than a $1,000,000 participation in such transactions, and (ii) immediately prior to making the offer to each offeree, it had reasonable grounds to believe and did believe that each such offeree had such knowledge and experience in financial and business matters that it was capable of evaluating the merits and risks of the investments described in this Agreement, and, after making reasonable inquiry, it had reasonable grounds to believe and does believe that each of the Investors has such knowledge and experience in financial and business matters and that each of them is capable of evaluating the merits and risks of its respective investment.

         4.2 Conditions Precedent to Obligations of Each Investor. The obligation of each Investor to make its respective purchase as contemplated in Sections 2 and 3.2 hereof is subject to the fulfillment at or before the Closing of each of the following conditions:

         (a) Proceedings and Documents. All corporate and other proceedings on the part of all parties to the Resource Trust Agreement or to any of the Operative Agreements (other than the Investors) in connection with the transactions contemplated hereby and by the other Operative Agreements and by the Resource Trust Agreement and all documents and instruments incidental to such transactions shall be satisfactory in form and substance to each Investor. Each Investor shall have received all such counterpart originals or certified or other copies of such documents and instruments as such Investor may reasonably request, all in form and substance satisfactory to such Investor.

         (b) Certificates of Interest. Each of the Sellers shall have complied with the provisions of Section 3.3, and there shall have been duly executed and delivered to such Investor by the Trustee a Certificate of Interest, substantially in the form set forth as Exhibit C to the Trust Agreement, dated the Closing Date, in the name of such Investor or its nominee and representing the percentage beneficial interest in the trust created under the Trust Agreement and otherwise as provided in this Agreement and the Trust Agreement.

         (c) No Change in Applicable Law; Legal Investment. There shall have been no change in the provisions of any applicable law or regulations thereunder or interpretations thereof by appropriate courts or regulatory authorities since the date of this Agreement, which would, in the opinion of such Investor, make it illegal for such Investor to make its purchase as contemplated by this Agreement or which would otherwise subject such Investor to any penalty or liability, and the Sellers shall have furnished to such Investor such evidence as it may reasonably request to enable it to determine whether such acquisition is so permitted.

         (d) Consents and Approvals. (i) All approvals and consents of any trustees or holders of any indebtedness or obligations of Western or the Utilities and the consents of the parties to the Fruitland Coal Leases and the Surface Instruments which in the opinion of such Investor are required in connection with any of the transactions contemplated by this Agreement shall have been duly obtained, and copies thereof, in form and substance satisfactory to such Investor and certified by the Utilities, shall have been delivered to the Trustee and such Investor.

            (ii) The execution and delivery of the Resource Trust Agreement, this Agreement and the other Operative Agreements and any document required or referred to hereunder or thereunder by Western, the Trustee, the Utilities, Security Trust, San Juan Coal Company or Utah, the consummation by such parties of any of the transactions contemplated hereby and thereby and the compliance by such parties with any of the terms and provisions hereof and thereof shall not contravene any Federal, state or local law, govern-mental rule or regulation and, except for such consents and approvals as may abe required, from time to time, in the ordinary course of business with respect to future mining operations on the Fruitland Coal Leases, no consent or approval of, giving of notice to, registration, recording or filing of any document with, or taking of any other action in respect of, any such governmental authority or agency shall be required in connection therewith.

         (e) Authorization, Execution and Delivery of Operative Agreements. The Resource Trust Agreement and each of the Operative Agreements shall have been duly authorized, executed and delivered by the respective party or parties thereto and shall be in full force and effect in accordance with its terms on the Closing Date without amendment or modification (other than as consented to by such Investor) and without any event or condition having occurred or existing which constitutes, or which with the giving of notice, lapse of time, or both, or the happening of any further condition, event or act would constitute, a default thereunder or breach thereof or would give any party thereto the right to terminate any thereof, and copies thereof, which if so requested by the Investors shall be certified by the Utilities, shall have been delivered to the Trustee and each Investor.

         (f) Title. Each Investor and the Trustee shall have received (i) an opinion of Pruitt & Gushee as to the title to the coal deposits within the Federal Leases and the State Leases, in form and substance satisfactory to it, and (ii) copies of the opinions of Pruitt & Gushee as to title, delivered in connection with the sale by the Utilities of trust interests on December 31, 1981, together with a letter of Pruitt & Gushee stating that such Investor may rely on such opinions as if they were addressed to such Investor.

         (g) Representations and Warranties; Compliance; No Defaults; Investment Banker's Certificate.

            (i) The representations and warranties of each of the Utilities, Security Trust, San Juan Coal Company, Utah and the Trustee contained herein or in any other Operative Agreement or made in writing by or on behalf of it in connection with the transaction contemplated hereby or thereby shall be true and correct on and as of the Closing Date with the same effect as if made on and as of such date (unless stated to be true and correct on and as of another date, in which case such representations or warranties shall be true and correct on and as of such other date); and such Investor shall have received an Officers' Certificate of each of the Utilities, Security Trust and the Trustee to the effect stated in this paragraph to the extent applicable to such Person.

            (ii) Each of Western, the Utilities, Security Trust, Utah, San Juan Coal Company and the Trustee shall have duly performed and complied with all agreements and conditions contained herein, in the Resource Trust Agreement and in each of the Operative Agreements required to be performed or complied with by it on or prior to the Closing Date, and no event or condition would result from the consummation of any of the transactions contemplated hereby, which constitutes, or which with the giving of notice, lapse of time, or both, or the happening of any further condition, event or act would constitute, a default under any of the Operative Agreements or the Resource Trust Agreement, and such Investor shall have received an Officers' Certificate of each of the Utilities, Security Trust and the Trustee to such effect, as to such entity.

            (iii) Each Investor shall have received copies of the certificate referred to in Section 4.1(g) addressed to it.

         (h) Authorizations. Such Investor shall have received, in each case in form and substance satisfactory to it, a copy of the resolutions of the board of directors of each of Western, the Utilities and the Trustee, certified by its secretary or an assistant secretary (by an officer of each of the Utilities in the case of Western) as being in full force and effect (i) on the Fruitland Coal Closing Date in the case of Western,
     (ii) on the Closing Date and the Fruitland Coal Closing Date in the case of the Trustee, and (iii) on the Closing Date in the case of the Utilities, duly authorizing the execution, delivery, and performance by it of the Resource Trust Agreement and each of the Operative Agreements to which it is a party and of each other document required to be executed and delivered by it in accordance with the provisions hereof or thereof, together with an incumbency certificate as to the officer or officers authorized to execute and deliver such Operative Agreements and Resource Trust Agreement and other documents on its behalf and as to the signatures of such officer or officers.

         (i) No Adverse Change. Nothing shall have occurred subsequent to March 31, 1983, that, either in any case or in the aggregate, materially adversely affects or may reasonably be expected to materially adversely affect the operations, business, properties, or condition (financial or otherwise) of any of the Utilities, San Juan Coal Company or Utah or the ability of any thereof to perform its obligation under any of the Operative Agreements or the Resource Trust Agreement, and each Investor shall have received an Officers' Certificate of each of the Utilities to such effect (solely with respect to the entity as to which such certificate is given).

         (j) Conveyances; Recordings and Taxes. The Conveyances shall be satisfactory in form and substance to each of the Investors. The Resources Trust Agreement and each of the Operative Agreements shall have been duly recorded in all such places as are required to establish, perfect, preserve and protect the rights of the parties thereto. All taxes, fees and other governmental charges in connection with the recording and filing of the Resource Trust Agreement or any of the Operative Agreements shall have been duly paid in full by the Utilities, and the Trustee shall have received certified copies (or other evidence of due recordation and filing in compliance with the foregoing requirements satisfactory to such Investor) of such documents as recorded, indicating such recording and such payment of taxes, fees and governmental charges.

         (k) Insurance. Each such Investor shall have received a copy of the report by Alexander & Alexander, Inc. with respect to the "business interruption insurance" maintained pursuant to the Utah Sublease, delivered in connection with the sale by the Utilities of trust interests on December 31, 1981, together with a letter from Utah or other satisfactory evidence that the insurance required by Section 6.3 of the Utah Sublease remains in full force and effect.

         (l) Opinions of Counsel. Such Investor shall have received a favorable opinion of the following counsel, dated the Closing Date and addressed to it, in form and substance satisfactory to it:

            (i) Keleher & McLeod, P.A., counsel for PNM and Western and special counsel for Security Trust;

           (ii) Roland F. Hoch, Esq., counsel for TEP;

          (iii) Ann Victoria Scott, Esq., counsel for Utah and San Juan Coal Company;

           (iv) Mitchell, Silberberg & Knupp, counsel for the Trustee; and

            (v) Debevoise & Plimpton, special counsel for the Investors.

         (m) Utah Certificate and Side-Letter. Each Investor shall have received a copy of the Officer's Certificate and Side-Letter delivered by Utah in connection with the sale by the Utilities of trust interests on December 31, 1981.

         (n) Certificates as to No Liens. Each Investor shall have received from the Trustee an Officers' Certificate, dated the Closing Date, to the effect that there are no Liens on the Fruitland Coal Interests, or any other properties constituting part of the Trust Estate, which result from claims against the Trustee, arising out of any event or condition unrelated to the administration of the Trust Estate.

SECTION 5.  REPRESENTATIONS AND WARRANTIES

         5.1 Representations and Warranties of PNM. PNM represents and warrants to the Investors that:

         (a) Organization and Qualification. PNM is a corporation duly organized, validly existing and in good standing under the laws of the State of New

     Mexico and has all requisite power and authority to own its property and carry on its business as now being conducted, to enter into and perform the Resource Trust Agreement and each of the Operative Agreements to which it is a party and to carry out the terms of each thereof. PNM is duly qualified as a foreign corporation and in good standing in each jurisdiction in which either the nature of the business conducted or the character of the properties owned by it makes such qualification necessary and in which the failure to so qualify would have a material adverse effect on the business, condition, properties, or operations of PNM.

         (b) Financial Statements. PNM has furnished to each Investor its Annual Report on Form 10-K for its fiscal year ended December 31, 1982, its Quarterly Report on Form 10-Q in respect of the first quarter of its fiscal year ending on December 31, 1983 and its Report on Form 8-K filed June 22, 1983, all as filed with the Commission. The financial statements contained in such Reports (including any related schedules and/or notes) are true and correct in all material respects (subject, as to interim statements, to changes resulting from audits and year-end adjustments), have been prepared in accordance with generally accepted accounting principles consistently followed, fairly present the financial position and results of operations of PNM and its subsidiaries for such periods and as at the dates indicated and reflect all known liabilities, contingent or other, that should in accordance with generally accepted accounting principles be reflected therein. There has been no material adverse change in the business, condition, properties, or operations (financial or otherwise) of PNM and its subsidiaries taken as a whole since March 31, 1983.

         (c) Actions Pending Against PNM. Except as set forth in its Annual Report on Form 10-K, its Quarterly Report on Form 10-Q and its Report on Form 8-K filed June 22, 1983 referred to in paragraph (b) hereof, there is no action, suit, proceeding or claim and no investigation by any governmental agency pending or, to the knowledge of PNM, in prospect of threatened against PNM or any of its subsidiaries, or the assets or business of PNM or any of its subsidiaries, before any court, arbitrator or governmental agency or instrumentality, domestic or foreign, which
     (i), either singly or in the aggregate, may reasonably be expected to result in a material adverse change in the business, condition, properties, or operations (financial or otherwise) of PNM and it subsidiaries taken as a whole, or (ii) seeks to restrain, invalidate or prohibit or otherwise questions the validity of the Resource Trust Agreement or any of the Operative Agreements or any action taken or to be taken pursuant hereto or thereto. Except as so set forth, there is no outstanding judgment, order, writ, injunction or decree of any court, arbitrator or governmental agency or instrumentality, domestic or foreign, which has resulted or may reasonably be expected to result in a material adverse change in the business, condition, properties, or operations (financial or otherwise) of PNM and its subsidiaries taken as a whole or which restrains, enjoins or prohibits the consummation of any of the transactions contemplated by the Resource Trust Agreement or any of the Operative Agreements.

         (d) Defaults. There exists no default under any provision of any instrument evidencing indebtedness of PNM in excess of $1,000,000 or under any agreement relating thereto.

         (e) Authorization, Execution and Delivery of Operative Agreements. The execution, delivery and performance by PNM of the Resource Trust Agreement, this Agreement and the other Operative Agreements to which it is a party have been duly authorized by all necessary corporate action on the part of PNM. The Resource Trust Agreement, this Agreement and the other Operative Agreements to which it is a party have been duly executed and delivered by one of its officers who is authorized to execute and deliver such documents on its behalf, and the Resource Trust Agreement, this Agreement and the other Operative Agreements to which it is a party constitute the legal, valid and binding obligations of PNM, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and except as limited by applicable laws which may affect some of the remedies provided therein, which laws, however, do not make the remedies provided for therein inadequate for the practical realization of the benefits provided thereby.

         (f) Conflicting Agreements and Other Matters. PNM is not in violation of any term of (i) its charter or by-laws or of any mortgage, indenture, indebtedness, agreement, lease, charter, assignment, instrument, license, permit, judgment, writ, injunction, decree or order, applicable to it, or any determination or award of any arbitrator applicable to it, and the execution, delivery and performance of the Resource Trust Agreement and the Operative Agreements to which it is a party and the documents and transactions contemplated hereby or thereby will not result in any such violation and will not conflict with, or cause a breach of, or default under, any such term or result in the creation of any Lien upon any of its properties or assets pursuant to any such term, or (ii) any law, statute, ordinance, rule or regulation applicable to it, and the execution, delivery and performance of the Resource Trust Agreement and the Operative Agreements to which it is a party and the documents and transactions contemplated hereby or thereby will not result in any such violation and will not conflict with, or cause a breach of, or default under, any such term or result in the creation of any Lien upon any of its properties or assets pursuant to any such term, other than with respect to clauses (i) or (ii) above violations that will not, in any case or in the aggregate, impair the ability of PNM duly to perform its obligations under the Resource Trust Agreement and the Operative Agreements or have a material adverse effect upon the business, condition, properties, or operations (financial or otherwise) of PNM or any of its properties or assets.

         (g) Tax Returns and Payments. PNM has filed all tax returns required by law to be filed and has paid all taxes, assessments and other governmental charges levied upon it or any of its properties, assets, income or franchises which are due and payable, other than those presently payable without penalty or interest. All other tax liabilities of PNM are adequately provided for on its books and PNM knows of no unpaid assessment for additional Federal, foreign, state or local taxes for any period or of any basis for any such assessment which might be material in amount for PNM.

         (h) Title to Properties of PNM. On the date hereof, PNM has good and marketable title to all of its properties and assets, including the properties and assets reflected in the financial statements as of March 31, 1983 referred to in paragraph
     (b) hereof (except properties and assets disposed of since such date in the ordinary course of business) free from all Liens other than Liens that will not, in any case or in the aggregate, impair the ability of PNM duly to perform its obligations under the Resource Trust Agreement and the Operative Agreements or have a material adverse effect upon the business, condition, properties, or operations (financial or otherwise) of PNM or any of its properties or assets.

         (i) Offering of Participation. Neither PNM nor Security Trust, nor anyone authorized to act on behalf of either thereof has offered the Certificates of Interest or any interest in the trust created by the Trust Agreement or any form of participation in the transaction contemplated hereby or any similar security, or any interest therein, or any security the offering of which for the purposes of the Securities
     Act of 1933, as amended, would be deemed to be a part of the same offering as the offering of any of the foregoing interests, for sale to, or solicited any offer to acquire any of the same from, or otherwise approached or negotiated with respect thereto with, anyone other than Blyth Eastman Paine Webber Incorporated and Kidder, Peabody & Co. Incorporated. Neither PNM nor Security Trust has taken, nor will either of them take, any action which would subject the issuance or sale of such interests to the provisions of Section 5 of the Securities Act of 1993, as amended, or to the provisions of any securities or Blue Sky law of any applicable jurisdiction.

         (j) ERISA. PNM has delivered to the Investors a true and complete letter, dated the Closing Date, identifying each employee benefit plan with respect to which PNM is a party in interest or with respect to which its securities are employer securities. As used in this paragraph, the terms "employee benefit plan" and "party in interest" have the meanings set forth in Section 3 of ERISA and the term "employer securities" has the meaning set forth in Section 407(d)(1) of ERISA.

         (k) Governmental Consents. No consent, approval, permit, order or authorization of, or registration, declaration, or filing with or notice to, or action to be taken in respect of, any court or administrative, governmental or public body or authority whether Federal, state or local, foreign or domestic, is required to permit PNM to enter into or carry out its obligations under the Resource Trust Agreement or any of the Operative Agreements.

         (l) Full Disclosure. Neither the financial statements referred to in paragraph (b) hereof, nor any Operative Agreement to the extent of the statements by PNM therein, nor any other document furnished by or on behalf of PNM to the Trustee or any Investor in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading; and there is no fact with respect to PNM's business or operations which PNM has not disclosed to such parties in writing which materially adversely affects the business, condition, properties, or operations (financial or otherwise) of PNM and it subsidiaries taken as a whole or the ability of PNM to perform its obligations under the Resources Trust Agreement or any of the Operative Agreements.

         (m) Title to Beneficial Interests and Certificates of Interest. PNM has transferred to Security Trust for the benefit of Meadows under the Resource Trust Agreement good and marketable title to the portion of the beneficial interest in the trust created by the Trust Agreement (as evidenced by the Certificates of Interest) that Security Trust proposes to transfer to the Investors free and clear of all Liens. At the Closing, upon payment of the purchase price thereof, the Investors will receive good and marketable title to such interests free and clear of all Liens.

         (n) Actions Pending. There is no action, suit, proceeding or claim and no investigation by an governmental agency pending against PNM or, to its knowledge, against any other Person, or, to its knowledge, in prospect or threatened against PNM or any other Person, before any court, arbitrator or governmental agency or instrumentality, domestic or foreign, which (i) may reasonably be expected to materially adversely affect the Trustee's interest in or title to the Fruitland Coal Leases, the Surface Rights, the Surface

     Instruments or the Utah Sublease, or (ii) seeks to restrain, invalidate or prohibit or otherwise questions the validity of the Resource Trust Agreement or any of the Operative Agreements or any action taken or to be taken pursuant hereto or thereto. There is no outstanding judgment, order, writ, injunction or decree of any court, arbitrator or governmental agency or instrumentality, domestic or foreign, which may reasonably be expected to have a material adverse effect on the Fruitland Coal Interests or which restrains, enjoins or prohibits the consummation of any of the transactions contemplated by the Resource Trust Agreement or any of the Operative Agreements.

         (o) Representations and Warranties. The representations and warranties of Security Trust contained in Section 5.4 hereof are true and correct.

         5.2 Representations and Warranties of TEP. TEP represents and warrants to the Investors that:

         (a) Organization and Qualification. TEP is a corporation duly organized, validly existing and in good standing under the laws of the State of Arizona and has all requisite power and authority to own its property and carry on its business as now being conducted, to enter into and perform each of the Operative Agreements to which it is a party and to carry out the terms of each thereof. TEP is duly qualified as a foreign corporation and in good standing in each jurisdiction in which either the nature of the business conducted or the character of the properties owned by it makes such qualification necessary and in which the failure to so qualify would have a material adverse effect on the business, condition, properties, or operations of TEP.

         (b) Financial Statements. TEP has furnished to each Investor its Annual Report on Form 10-K for its fiscal year ended December 31, 1981 and its Quarterly Report on Form 10-Q in respect of the first quarter of its fiscal year ending on December 31, 1983, as filed with the Commission. The financial statements contained in such Reports (including any related schedules and/or notes) are true and correct in all material respects (subject, as to interim statements, to changes resulting from audits and year-end adjustments), have been prepared in accor-dance with generally accepted accounting principles consistently followed, fairly present the financial position of TEP and its consolidated subsidiaries for such periods as at the dates indicated and reflect all known liabilities, contingent or other, that should in accordance with generally accepted accounting principles be reflected therein. There has been no material adverse change in the business, condition, properties or operations (financial or otherwise) of TEP and its subsidiaries taken as a whole since March 31, 1983.

         (c) Actions Pending against TEP. Except as set forth in its Annual Report on Form 10-K or the Quarterly Report on Form 10-Q referred to in paragraph (b) hereof, there is no action, suit, proceeding or claim and no investigation by any governmental agency pending or, to the knowledge of TEP, in prospect or threatened against TEP or any of its subsidiaries, or the assets or business of TEP or any of its subsidiaries, before any court, arbitrator or governmental agency or instrumentality, domestic or foreign which (i) either singly or in the aggregate, may reasonably be expected to result in a material adverse change in the business, condition, properties, or operations (financial or otherwise) of TEP and its subsidiaries taken as a whole, or (ii) seeks to restrain, invalidate or prohibit or otherwise questions the validity of any of the Operative Agreements or any action taken or to be taken pursuant hereto or thereto. Except as so set forth, there is not outstanding judgment, order, writ, injunction or decree of any court, arbitrator or governmental agency or instrumentality, domestic or foreign, which has resulted or may reasonably be expected to result in a material adverse change in the business, condition, properties, or operations (financial or otherwise) of TEP and it subsidiaries taken as a whole or which restrains, enjoins or prohibits the consummation of any of the transactions contemplated by any of the Operative Agreements.

         (d) Defaults. There exists no default under any provision of any instrument evidencing indebtedness of TEP in excess of $1,000,000 or under any agreement relating thereto.

         (e) Authorization, Execution and Delivery of Operative Agreements. The execution, delivery and performance by TEP of this Agreement and the other Operative Agreements to which it is a party have been duly authorized by all necessary corporate action on the part of TEP. This Agreement and the other Opera-tive Agreements to which it is a party have been duly executed and delivered by one of its officers who is authorized to execute and deliver such documents on its behalf, and this Agreement and the other Operative Agreements to which it is a party constitute the legal, valid and binding obligations of TEP, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bank-ruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and except as limited by applicable laws which may affect some of the remedies provided therein, which laws, however, do not make the remedies provided therein inadequate for the practical realization of the benefits provided thereby.

         (f) Conflicting Agreements and Other Matters. TEP is not in violation of any term of (i) its charter or by-laws or of any mortgage, indenture, indebtedness, agreement, lease, charter, assignment, instrument, license, permit, judgment, writ, injunction, decree or order, applicable to it, or any determination or award of any arbitrator applicable to it, and the execution, delivery and performance of the Operative Agreements to which it is a party and the documents and transactions contemplated hereby or thereby will not result in any such violation and will not conflict with, or cause a breach of, or default under, any such term or result in the creation of any Lien upon any of its properties or assets pursuant to any such term, or (ii) any law, statute, ordinance, rule or regulation applicable to it, and the execution, delivery and performance of the Operative Agreements to which it is a party and the documents and transactions contemplated hereby or thereby will not result in any such violation and will not conflict with, or cause a breach of, or default under, any such term or result in the creation of any Lien upon any of its properties or assets pursuant to any such term other than with respect to clauses (i) or (ii) above violations that will not, in any case or in the aggregate, impair the ability of TEP duly to perform its obligations under the Operative Agreements or have a material adverse effect upon the business, condition, properties, or operations (financial or otherwise) of TEP or any of its properties or assets.

         (g) Tax Returns and Payments. TEP has filed all tax returns required by law to be filed and has paid all taxes, assessments and other governmental charges levied upon it or any of its properties, assets, income or franchises which are due and payable, other than those presently payable without penalty or interest. All other tax liabilities of TEP are adequately provided for on its books and TEP knows of no unpaid assessment for additional Federal, foreign, state or local taxes for any period or of any basis for any such assessment which might be material in amount for TEP.

         (h) Title to Properties of TEP. On the date hereof, TEP has good and marketable title to all of its properties and assets, including the properties and assets reflected in the financial statements as of March 31, 1983 referred to in paragraph (b) hereof (except properties and assets disposed of since such date in the ordinary course of business) free from all Liens other than Liens that will not, in any case or in the aggregate, impair the ability of TEP duly to perform its obligations under the Operative Agreements or have a material adverse effect upon the business, condition, properties, or operations (financial or otherwise) of TEP or any of its properties or assets.

         (i) Offering of Participations. Neither TEP nor anyone authorized to act on its behalf has offered the Certificates of Interest, or any interest in the trust created by the Trust Agreement or any form of participation in the transactions contemplated hereby or any similar security, or any interest therein, or any security the offering of which for the purposes of the Securities Act of 1933, as amended, would be deemed to be a part of the same offering as the offering of any of the foregoing interests, for sale to, or solicited any offer to acquire any of the same from, or otherwise approached or negotiated with respect thereto with, anyone other than Blyth Eastman Paine Webber Incorporated and Kidder, Peabody & Co. Incorporated. TEP has not taken and will not take any action which would subject the issuance or sale of such interests to the provisions of Section 5 of the Securities Act of 1933, as amended, or to the provisions of any securities or Blue Sky law of any applicable jurisdiction.

         (j) ERISA. TEP has delivered to the Investors a true and complete letter, dated the Closing Date, identifying each employee benefit plan with respect to which TEP is a party in interest or with respect to which its securities are employer securities. As used in this paragraph, the terms "employee benefit plan", "party in interest" and "employer securities" shall have the meanings referred to in Section 5.1(j).

         (k) Governmental Consents. No consent, approval, permit, order or authorization of, or registration, declaration, or filing with or notice to, or action to be taken in respect of, any court or administrative, governmental or public body or authority whether Federal, state or local, foreign or domestic, is required to permit TEP to enter into or carry out its obligations under any of the Operative Agreements.

         (l) Full Disclosure. Neither the financial statements referred to in paragraph (b) hereof, nor any Operative Agreement to the extent of the statements by PNM therein, nor any other document furnished by or on behalf of TEP to the Trustee or any Investor in connection with the transactions contemplated hereby, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading; and there is no fact with respect to TEP's business or operations which TEP has not disclosed to such parties in writing which materially adversely affects the business, condition, properties, or operations (financial or otherwise) of TEP and it subsidiaries taken as a whole or the ability of TEP to perform its obligations under any of the Operative Agreements.

         (m) Title to Beneficial Interests and Certificates of Interest. TEP has good and marketable title to the portion of the beneficial interest in the trust created by the Trust Agreement (as evidenced by the

     Certificates of Interest) that it proposes to transfer to the Investors free and clear of all Liens. At the Closing, upon payment of the purchase price thereof, the Investors will receive good and marketable title to such interests free and clear of all Liens.

         (n) Actions Pending. There is no action, suit, proceeding or claim and no investigation by an governmental agency pending against TEP or, to its knowledge against any other Person, or, to its knowledge, in prospect or threatened against TEP or any other Person, before any court, arbitrator or governmental agency or instrumentality, domestic or foreign, which (i) may reasonably be expected to materially adversely affect the Trustee's interest in or title to the Fruitland Coal Leases, the Surface Rights, the Surface Instruments or the Utah Sublease, or (ii) seeks to restrain, invalidate or prohibit or otherwise questions the validity of any of the Operative Agreements or any action taken or to be taken pursuant hereto or thereto. There is no outstanding judgment, order, writ, injunction or decree of any court, arbitrator or governmental agency or instrumentality, domestic or foreign, which may reasonably be expected to have a material adverse effect on the Fruitland Coal Interests or which restrains, enjoins or prohibits the consummation of any of the transactions contemplated by any of the Operative Agreements.

         5.3 Representations and Warranties of the Utilities. Each of the Utilities severally represents and warrants to the Investors that:

         (a) Organization. On the Fruitland Coal Closing Date, Western was a corporation duly organized, validly existing and in good standing under the laws of the State of New Mexico and had all requisite power and authority to transfer and Fruitland Coal Interests to the Trustee and to enter into and perform each of the Operative Agreements to which it was a party and to carry out the terms of each thereof.

         (b) Authorization, Execution and Delivery of Operative Agreements. The execution, delivery and performance by Western of the Operative Agreements to which it was a party were duly authorzed by all necessary corporate action on the part of Western. The Operative Agreements to which it was a party were executed and delivered by one of its officers who was authorized to execute and deliver such documents on its behalf, and the Operative Agreements to which it was a party constituted the legal, valid and binding obligations of Western.

         (c) Conflicting Agreements and Other Matters. The execution and delivery by Western of the Operative Agreements to which it was a party did not result in any violation of or conflict with, or cause a breach of, or default under, any of its charter or by-laws or of any mortgage, indenture, indebtedness, agreement, lease, charter, assignment, instrument, license, permit, judgment, writ, injunction, decree or order, applicable to it, or any determination or award of any arbitrator applicable to it or any law, statute, ordinance, rule or regulation applicable to it.

         (d) Title to Fruitland Coal Leases and Surface Instruments.

            (i) Except as specified in writing prior to the date hereof the Trustee has good and marketable title to the leasehold estates created by the Federal Leases and the State Leases, and, upon severance of the coal in the manner permitted by the Federal and the State leases and upon compliance with all the terms and conditions of the Federal and the State Leases, San Juan Coal Company will have good and marketable title to all of the Fruitland Coal contained in the lands described in the Federal and the State Leases; and

            (ii) Except as specified in writing prior to the date hereof the Trustee has good and marketable title to the Fruitland Coal Leases other than the Federal Leases and the State Leases (the "Private Leases"), to the Utah Sublease, to the Surface Rights and, upon severance of the coal in the manner permitted by the Private Leases and upon compliance with all the terms and conditions of the Private Leases, San Juan Coal Company will have good and marketable title to all of the Fruitland Coal contained in the lands described in the Private leases, free and clear, with respect to both Section 5.3(d)(1) and Section 5.3(d)(2), of all Liens, except (i) the interests of the parties under the Operative Agreements, (ii) royalty and other payments due lessors under the Fruitland Coal Leases and grantors under the Surface Instruments, (iii) Liens which do not, individually or in the aggregate, materially interfere with the right to mine and remove the Fruitland Coal and perform all other obligations under the Operative Agreements as contemplated by the Sublease and the Coal Sales Agreement and (iv) Liens, if any, arising from acts of the holders of Certificates of Interest other than the Sellers and PNM.

         (e) Standing of Fruitland Coal Leases and Surface Instruments.
     Except as otherwise disclosed to the Investors in writing prior to the date hereto, each of the Fruitland Coal Leases and Surface Instruments is valid, effective and in full force and effect in accordance with its terms, all acts having been done thereunder which are required to be done by the lessee or grantee thereunder, and no outstanding notice of forfeiture or termination has been given with respect to any such lease or instrument. There has been delivered to the Trustee a true and correct list of all Persons currently entitled to payments under the terms of each Fruitland Coal Lease and Surface Instrument and the respective payment interest of each.

         (f) Quality of Coal. Based upon the information available to it, including the following:

            (i) as of May 31, 1983 the 26,311,356 tons of Fruitland coal delivered since 1973 have contained sufficient British Thermal Units to meet the heating value requirements of "mineable coal" as defined in Section 1.3 of the Coal Sales Agreement;

            (ii) core samples of Fruitland Coal which have been taken have contained sufficient British Thermal Units to meet the heating value requirements of "mineable coal" as defined in Section 1.3 of the Coal Sales Agreement; and

            (iii) the Fruitland Coal constitutes coal within a single geological formation;

         the Utilities have no reason to believe that the remaining Fruitland Coal, assuming the utilization of reasonable and prudent mining techniques in extracting such coal, does not contain sufficient British Thermal Units to meet the heating value requirements of "mine-able coal" as defined in Section 1.3 of the Coal Sales Agreement.

            (g) Governmental Consents. No consent, approval, permit, order or authorization of, or registration, declaration, or filing with or notice to, or action to be taken in respect of, any court or administrative, governmental or public body or authority whether Federal, state or local, foreign or domestic, with respect to Western was required (or if required, was not obtained) to permit Western to enter into or carry out its obligations under the Operative Agreements, including, without limitation, the transfer of the Fruitland Coal Interests to the Trustee.

            5.4 Representations and Warranties of Security Trust. Security Trust represents and warrants to the Investors that:

            (a) Organization and Qualification. Security Trust is a corporation duly organized, validly existing and in good standing under the laws of the State of New Mexico and has all requisite power and authority to own its property and carry on its business as now being conducted, to enter into and perform this Agreement and the Transfer Agreements to which it is a party and to carry out the terms of each thereof.

            (b) Authorization, Execution and Delivery; Conflicting
         Agreements; Governmental Consents. The execution, delivery and performance by Security Trust of this Agreement and the Transfer Agreements to which it is a party have each been duly authorized by all necessary corporate action on the part of Security Trust. This Agreement and the Transfer Agreements to which it is a party have each been duly executed and delivered by one of its officers who is authorized to execute and deliver such documents on its behalf, and this Agreement and the Transfer Agreements to which it is a party constitute the legal, valid and binding obligations of Security Trust, enforceable against it in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and except as may be limited by applicable laws which may affect some of the remedies provided therein, which laws, however, do not make the remedies provided for therein inadequate for the practical realization of the benefits provided thereby. The execution, delivery and performance of this Agreement and the Transfer Agreements to which it is a party and the documents and transactions contemplated hereby or thereby will not result in any violation of the terms of its charter or by-laws or of any agreement, instrument, license, permit, judgment, writ, decree, order, law, statute, ordinance, rule or regulation applicable to it and will not conflict with, or cause a breach of, or default under, any of the terms of its charter or by-laws or of any agreement, instrument, license, permit, judgment, writ, decree, order, law, statute, ordinance, rule or regulation applicable to it or result in the creation of any Lien upon any of its properties or assets pursuant to any such term. No consent, approval, permit, order or authorization of, or registration, declaration, or filing with or notice to, or action to be taken in respect of, any court or administrative, governmental or public body or authority whether Federal, state of local, foreign or domestic, is required to permit Security Trust to enter into or carry out its obligations under this Agreement or the Transfer Agreements to which it is a party.

            (c) Title to Beneficial Interests and Certificates of Interest. Security Trust has good and marketable title to the portion of the beneficial interest in the trust created by the Trust Agreement (as evidenced by the Certificates of Interest held for the benefit of Meadows by Security Trust under the Resource Trust Agreement) that it proposes to transfer to the investors free and clear of all Liens arising from its own acts or omissions. At the Closing, upon payment of the purchase price thereof, the Investors will receive good and marketable title to such interests free and clear of all Liens arising from its own acts or omissions.

            5.5 Representations and Warranties of Each Investor. Each investor represents and warrants that:

            (a) Valid Agreement. This Agreement has been duly authorized, executed and delivered by such Investor and is a valid and binding obligation of such Investor enforceable against such Investor in accordance with its terms, subject (i) to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (ii) to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (iii) in the case of any proceeding begun in the Commonwealth of Massachusetts involving the liquidation of John Hancock Mutual Life Insurance Company, to the priorities of distribution provided for in
         Section 180F of Chapter 175 of the General Laws of the Commonwealth of Massachusetts.

            (b) Investment Representation. It is making the investment hereunder for its own account, or for the account of one or more trust funds or pension funds for which it is acting as trustee, and/or as agent for one or more institutional investors, and that in any such case it is making the investment hereunder for investment and not with a view to the distribution thereof, subject, nevertheless, to the disposition of such Investor's property and the property of those for whom the Investor is acting, as the case may be, being at all times within its or their control. If such Investor is making the investment hereunder for one or more trust funds or pension funds and/or as agent for one or more institutional inves-tors, such Investor represents (i) that it is acting as sole trustee for all such funds, or as sole agent for all such agency accounts, as the case may be, in connection with making the investment hereunder,
         (ii) that, except to the extent it has advised the other parties hereto in writing to the contrary, it has sole investment discretion with respect to all such funds and agency accounts (and, to the extent it does not have sole investment discretion, that it has been authorized to make the representations contained in this Section by every Person having investment discretion in connection with each such fund and agency account with respect to which the Investor does not have sole investment discretion), and (iii) that the determination and decision on its behalf to make the investment for all such funds and agency accounts was made by the same individual or group of individuals who customarily pass on such investments.

            (c) Source of Funds. Either (i) no part of the funds being used by such Investor to acquire its interest in the Trust Estate constitutes plan assets of any employee benefit plan identified in the letters of PNM and TEP referred to in Sections 5.1(j) and 5.2(j), or, if such Investor is an insurance company, assets of any separate account maintained by it in which any such employee benefit plan participates to the extent of 5% or more (treating all employee benefit plans maintained by the same employer or employee organization as a single plan), or (ii) such Investor is an employee benefit plan described in
         Section 4(b)(1) or Section 4(b)(2) of ERISA and Section 4975(g)(2) or Section 4975(g)(3) of the Internal Revenue Code of 1954, as amended to the date hereof, or (iii) the funds to be used by such Investor to acquire its interest in the Trust Estate constitute assets of a guaranteed contract separate account maintained by it.
         As used in this paragraph (c), the term "separate account" shall have the meaning set forth in Section 3(17) of ERISA, the terms "party in interest" and "employee benefit plan" shall have the respective meanings described in Section 5.1(j) and the term "guaranteed contract separate account" shall have the meaning set forth in the Department of Labor Prohibited Transaction Exemption 81-82, 46 Fed. Reg. 46443 (1981).

     SECTION 6.  COVENANTS RELATING TO QUALIFIED COAL MINER

            In the event that (a) in a proceeding under the Federal Bankruptcy Code a trustee in bankruptcy or other similar official of Utah elects to reject the Utah Sublease, or (b) the Utah Sublease has been terminated other than by reason of Section 8.2 of the Utah Sublease and only if the Utilities are not obligated under the Coal Sales Agreement, then in such event:

               (1) The Trustee will enter into a sublease of the Fruitland
            Coal with a "Qualified Coal Miner" (as hereinafter defined) selected by the Trustee (as described in the Trust Agreement) and approved by the Utilities (which approval shall not be unreasonably withheld) on substantially the same terms and conditions of, but in all events on terms and conditions no less favorable to the Trustee than, the Utah Sublease as it is in full force and effect on the date hereof; and

               (2) The Utilities agree to enter into an agreement with the
            Qualified Coal Miner for the sale and delivery of coal from the Fruitland Coal Leases to the San Juan Generating Station on substantially the same terms and conditions of, but in all events on terms and conditions no less favorable to the Utilities than, the Coal Sales Agreement as it is in full force and effect on the date hereof; provided, however, that the term of such new coal sales agreement need not extend beyond December 31, 2004.

            As used in this Section 6, a "Qualified Coal Miner" shall mean a reputable and capable miner, ready, willing and able to perform the sublease and the new coal sales agreement referred to above satisfactorily and in a commercially reasonable manner.

     SECTION 7.  GENERAL INDEMNITY

               7.1 Utilities' Obligation to Indemnify. Subject to section 7.2 each Utility hereby severally agrees with respect to 50% of any obligations under this Section 7.1 (whether or not any of the transactions contemplated hereby are consummated) to indemnify (on an after-tax basis) each Indemnitee (which term, for the purposes of this
     Section 7, shall mean the Trustee (both individually and in its capacity as Trustee), each Investor, the Trust Estate and their respective successors, assigns, servants and agents) against, and shall protect, save, keep harmless and make whole each thereof from,

               (a) all taxes, levies, imposts, duties, assessments, utility charges and fees, including all license, documentation, recording and registration fees and all other charges and withholdings of any nature whatsoever, general or specific, ordinary or extraordinary, together with any penalties, fines, additions to tax or interest thereon (collectively, "Taxes"), howsoever imposed, whether levied or imposed upon an Indemnitee, or otherwise, by any Federal, state or local government or governmental subdivision or taxing authority in the United States or by any foreign country or foreign taxing authority or by a territory or possession of the United States or any subdivision or taxing authority of any of the foregoing, and

               (b) any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including reasonable legal and investigatory fees and expenses (whether or not litigation be commenced), of whatever kind and nature, in either case which are imposed on, incurred by or asserted against any Indemnitee, in any way relating to or arising out of,

               (i) any of the Operative Agreements, or the violation of any of the terms or conditions of any thereof, or the entering into or giving or negotiation with respect to any future amendments, supplements, waivers or consents with respect to any of the Operative Agreements (including, without limitation, reasonable legal and investigatory fees and expenses);

               (ii) the ownership, delivery, non-delivery, lease, possession, use, sublease, operation, condition, sale, return or other disposition of any of the Fruitland Coal Interests, the Fruitland Coal, or the Surface Interests including, without limitation, claims or penalties arising from any (A) violation of the laws, statutes, rules, codes, ordinances or orders of any country or political subdivision thereof, or any agency, or authority of any thereof, (B) loss of or any damage to any property or death or injury to any Person, (C) latent or other defects, whether or not discoverable, and
         (D) patent, trademark, copyright or trade secret infringement; or

               (iii) the offer, sale or delivery of any interest in and to the Trust Estate or under the Trust Agreement, in the manner contemplated hereby, but not including any offers, sales or deliveries by any Investor (the indemnities contained in this clause (iii) to extend also to any Person who "controls" any Indemnitee within the meaning of Section 15 of the Securities Act of 1933, as amended).

     The Indemnities contained in this Section 7.1 shall survive the termination of this Agreement or any of the other Operative Agreements.

               7.2 Exceptions to Indemnification Obligation. The foregoing indemnity with regard to any particular Indemnitee shall not extend to any,

         (a) liability, obligation, loss, damage, penalty, claim, action, suit, cost, expense or disbursement resulting from the willful misconduct or gross negligence of such Indemnitee or its successors or assigns, or from the inaccuracy of any of the representations or warranties made by such Indemnitee in any Operative Agreement;

         (b) obligations of Utah to make payments of Retained Economic Interest under the Utah Sublease, whether or not such obligations are honored, breached, terminated or discharged;

         (c) liability, obligation, loss, damage, penalty, claim, action, suit, cost, expense, or disbursements for which any Person other than the Utilities is expressly obligated under the Utah Sublease or this Participation Agreement to indemnify the Indemnitee, whether or not such agreement to indemnify is honored, breached, terminated or discharged;

         (d) liability, obligation, loss, damage, penalty, claim, action, suit, cost, expense or disbursement arising out of or in connection with the quantity or quality of coal or Uncontrollable Forces as such term is used in the Utah Sublease and the Coal Sales Agreement which relates to the Investors' loss or impairment of the income or value of any Certi-ficate of Interest;

         (e) liability, obligation, loss, damage, penalty, claim, action, suit, cost, expense or disbursement which is attributable to acts or events which occur after December 31, 2004, provided, however, that the exception set forth in this Section 7.2(e) shall not apply with respect to the Investors named in Schedule I hereto (but excluding transferees or assignees of such Investors) so long as the Coal Sales Agreement shall be in full force and effect, but provided further that, in such event, from and after January 1, 2005, the indemnities set forth in Section 7.1 shall not extend to any expenses or disbursements arising out of or arising in connection with the administration of the Trust Agreement (including, without limitation, Trustee's fees), the trust created under the Trust Agreement and the Operative Agreements or the entering into or giving or negotiating with respect to any amendments, supplements, waivers or consents with respect thereto;

         (f) Taxes based on or measured by any fees received by the Trustee in connection with any transaction contemplated by the Operative Agreements;

         (g) Taxes upon or with respect to the income, receipts (other than sales or use taxes), capital, franchises or conduct of business of any Investor;

         (h) personal property or intangible taxes imposed by any state resulting from the situs of the Certificates of Interest in such state;

         (i) all costs and expenses incurred in connection with, and all Taxes (other than Taxes for which specific exception is otherwise made in this Section 7.2) imposed by reason of, the sale or transfer of a Certificate or Certificates of Interest by an Investor;

         (j)  gift, inheritance and estate taxes; and

         (k) obligations to be borne pursuant to the express provisions of the Trust Agreement by the Trustee, other than those arising out of the failure of the Utilities to perform their respective obligations hereunder;

provided, however, that none of the limitations specified above is intended to or shall be deemed to limit any representation or warranty contained herein or otherwise made by or on behalf of the Utilities. If any Indemnitee shall have any knowledge of any claim of liability indemnified against by the terms of this Section 7, it shall give prompt written notice thereof to the Utilities, provided that the failure of any Indemnitee to give such notice shall not in any way discharge any of the indemnities provided in Section
7.1.

SECTION 8.  CERTAIN COVENANTS OF THE SELLERS AND PNM

         The Sellers and PNM covenant and agree with each Investor as follows:

         8.1 Further Assurances. The Sellers and PNM will cooperate to cause to be done, executed, acknowledged and delivered all and every such further acts, conveyances and assurances as the Trustee or any Investor shall reasonably require for accomplishing the purposes of this Agreement, and the other Operative Agreements and the Resource Trust Agreement and to furnish to the Trustee such information as may reasonably be required to enable the Trustee timely to file any reports required to be filed by it with any governmental authority because of the Trustee's ownership of the Fruitland Coal Interests, the Coal Leases and the Surface Rights.

         8.2 Recordation. The Sellers will take, or cause to be taken, such action with respect to the recording, filing, rerecording and refiling of the Operative Agreements as is necessary to establish and perfect the Trustee's title to and interest in the Fruitland Coal Interests, the Coal Leases and the Surface Rights as against any parties.

SECTION 9.  NOTICES

         Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be given by mail, telex, telegram or cable, shall become effective when received, and shall be (i) if to an Investor, addressed to such Investor in the manner provided in Schedule I hereto, or to such other address as to which such Investor shall have given written notice to the Utilities, the Trustee and each other Investor; (ii) if to PNM, addressed to it at Alvarado Square, Albuquerque, New Mexico 87158,
Attention: Secretary, or to such other address as PNM shall have designated by written notice to TEP, the Trustee and the Investors; (iii) if the TEP, addressed to it at Post Office Box 711, Tucson, Arizona 85702, Attention:
Secretary, or to such other address as TEP shall have designated by written notice to PNM, the Trustee and the Investors; (iv) if to the Trustee, addressed to it at 555 South Flower Street, Los Angeles, California 90071,
Attention: Corporate Agency Division, or to such other address as Trustee shall have designated by written notice to the Utilities and the Investors;
(v) if to any subsequent holder of a beneficial interest under the Trust Agreement, to such address as appears in the register maintained by the Trustee pursuant to Section 3.03 of the Trust Agreement; and (vi) if to Security Trust, addressed to it at 200 Lomas Blvd. N.W., Albuquerque, N.M. 87103, Attention: President.

SECTION 10.  MISCELLANEOUS

         10.1 Closing Expenses. Whether or not any of the transactions contemplated hereby are consummated, the Utilities each agree to pay, or cause to be paid, 50% of

         (a) the fees and expenses of the Trustee in connection with the transactions contemplated hereby;

         (b) the reasonable fees, expenses and disbursements of Debevoise & Plimpton, special counsel for the Investors, and Mitchell, Silberberg & Knupp, counsel for the Trustee;

         (c) all expenses in connection with the mechanical preparation and reproduction of any document referred to herein; and

         (d) all expenses, including, without limitation, closing costs, all fees and other charges payable in connection with the recording or re-recording or filing or refiling of any documents or instruments described in this Agreement or required pursuant to the provisions of the Trust Agreement and reimbursement to the Investors and any and all fees, expenses and disbursements of the character referred to in paragraphs
     (a), (b) and (c) above which shall have been paid by the Investors.

         Nothing contained in this Section 10.1 (relating to expenses incurred in connection with the Closing) is intended to, or shall be deemed to limited or affect the scope of the indemnities contained in Section 7.1.

         10.2 Captions; References. The captions in this Agreement and in the table of contents are for convenience of reference only and shall not define or limit any of the terms or provisions hereof. Reference herein to sections and subsections without reference to the document in which they are contained are references to this Agreement.

         10.3 Binding Effect, Successors and Assigns. The terms and provisions of this Agreement and the respective rights and obligations of the parties hereunder shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         10.4 Entirety of Agreement, Waivers and Amendments in Writing. This Agreement constitutes the entire agreement among the parties hereto with respect to the matters dealt with herein and there are no oral or written understandings, representations or commitments of any kind, expressed or implied, not expressly set forth herein. Neither this Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification is sought.

         10.5 Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance. This Agreement is being made and delivered in New York.

         10.6 Survival of Agreements. All agreements, representations and warranties contained herein or made in writing by or on behalf of any party hereto in connection with the transactions contemplated hereby shall survive the execution and delivery of this Agreement and each other document and instrument delivered in connection with the consummation of the transactions contemplated hereby, any investigation at any time made by any party hereto or on its behalf and any disposition of such interests. All statements contained in any certificate or other instrument delivered by or on behalf of any part hereto pursuant hereto or in connection with the transactions contemplated hereby shall be deemed representations and warranties by such party hereunder.

         10.7 No Exclusion of Remedies. Nothing contained in this Agreement shall in any way limit the liability of any party hereto which defaults in the performance of its obligations hereunder or exclude any right or remedy which any other party hereto may have under applicable law as a result of any such default.

         10.8 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         10.9 Reproduction of Documents. This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by the Inves-tors on the Closing Date and (c) financial statements, certificates and other information previously or hereafter furnished to the Investors, may be reproduced by an Investor by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Investor may destroy any original document so reproduced. Each party hereto stipulates that, to the extent permitted by law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administra-tive proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Investor in the regular course or business), and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                PUBLIC SERVICE COMPANY OF
                                  NEW MEXICO
Attest:

                                By /s/ A. J. Robison
                                -------------------------------------
/s/ P. J. Archibeck                Title: Sector Vice President-
- --------------------------                Finance
Treasurer and
Assistant Secretary

                                TUCSON ELECTRIC POWER COMPANY

                                By /s/ Roland F. Hoch
                                -------------------------------------
                                   Title: Vice President and
                                          General Counsel


                                SECURITY TRUST COMPANY

                                By /s/ Linda L. Browning
                                --------------------------------------
                                   Title: Secretary/Trust
                                          Officer

                           THE EQUITABLE LIFE ASSURANCE
                             SOCIETY OF THE UNITED STATES

                           By /s/ David F. Hoyt
                           --------------------------------------
                              Title: Assistant Vice President

                           JOHN HANCOCK MUTUAL LIFE INSURANCE
                             COMPANY

                           By /s/ John P. Shea
                           --------------------------------------
                              Title: Assistant Investment Officer

                           NEW ENGLAND MUTUAL LIFE
                             INSURANCE COMPANY

                           By /s/ Hanson C. Robbins
                           ---------------------------------------
                              Title: Senior Investment Officer

                           UNITED OF OMAHA LIFE INSURANCE
                             COMPANY

                           By /s/ Rodney P. Walker
                           ---------------------------------------
                              Title: Second Vice President -
                                      Investments

                           STATE STREET BANK & TRUST COMPANY, AS
                           TRUSTEE FOR THE RETIREMENT PLANS OF THE
                           ATLANTIC RICHFIELD COMPANY AND CERTAIN
                           OF ITS SUBSIDIARIES

                           By /s/ Edward J. Lavin, Jr.
                           ----------------------------------------
                              Title: Vice President

                                                                 Schedule I
                                                                       to
                                                         Participation Agreement

                        Information Regarding Investors

                                  Percentage Interest   Purchase Price   Aggregate     Aggregate
Name and Address                    to be Purchased     to be Paid to   Beneficial      Purchase
  of Investor                       From Each Seller     Each Seller     Interest        Price
- ----------------                  -------------------   --------------  ----------     ---------
THE EQUITABLE LIFE ASSURANCE
  SOCIETY OF THE UNITED STATES          17.57475%       Security Trust   35.1495%  $ 43,484,784.35
                                                        $21,742,374.18
  (1) All payments by wire
      transfer of immediately                           TEP
      available funds to:                               $21,742,374.17

      The Chase Manhattan
        Bank, N.A.
      110 West 52nd Street
      New York, New York 10019

      A/C The Equitable Life
        Assurance Society of
        the United States
      Account No. 037-1-000233

      With sufficient information
      to identify the source and
      application of such funds and
      with instructions to telephone
      advice of credit to:

        Banking Division
        Bank Services Department
        The Equitable Life Assur-
          ance Society of the
          United States

                                                                  Schedule I
                                                                     to
                                                         Participation Agreement
                                                                     (Continued)

                        Information Regarding Investors

                                     Percentage Interest  Purchase Price  Aggregate   Aggregate
Name and Address                       to be Purchased    to be Paid to   Beneficial  Purchase
  of Investor                         From Each Seller     Each Seller     Interest     Price
- ----------------                     -------------------  --------------  ----------  ---------
  (2) All notices of payments:

      The Equitable Life
        Assurance Society
        of the United States
      1285 Avenue of the Americas
      New York, New York 10019

      Attention:  Securities Services
                  Division, Investment
                  Services Department

  (3) All other communications:

      The Equitable Life Assur-
        ance Society of the
        United States
      1285 Avenue of the Americas
      New York, New York 10019

      Attention:  Corporate Finance
                  Department

JOHN HANCOCK MUTUAL
  LIFE INSURANCE COMPANY                3.9055%           Security Trust   7.8110%     $ 9,663,277.41
                                                           $4,831,638.71
                                                           TEP
                                                           $4,831,638.70

                                                               Schedule I
                                                                   to
                                                         Participation Agreement
                                                                     (Continued)

                        Information Regarding Investors

                                           Percentage Interest  Purchase Price  Aggregate   Aggregate
Name and Address                             to be Purchased    to be Paid to   Beneficial  Purchase
  of Investor                                From Each Seller     Each Seller     Interest     Price
- ----------------                           -------------------  --------------  ----------  ---------
(1) All payments by wire
    transfer of immediately
    available funds not later
    than 12:00 noon Boston
    time to:

    The First National Bank of Boston
    Attention:  National Division--East
    Boston, Massachusetts 02110

    Account of:  John Hancock Mutual Life
                   Insurance Company
                   (GBSA Account)

    Account No.: 535-8416

    with sufficient information to identify
    the source and application of such funds.

(2) All notices of payments
    and written confirmations
    of such wire transfers:

    John Hancock Mutual Life
      Insurance Company
    Attention:  Treasury Department,
                Securities Control
    John Hancock Place
    P.O. Box 111
    Boston, Massachusetts 02117

                                                               Schedule I
                                                                   to
                                                         Participation Agreement
                                                                     (Continued)

                        Information Regarding Investors

                                      Percentage Interest      Purchase Price       Aggregate        Aggregate
Name and Address                        to be Purchased        to be Paid to        Beneficial       Purchase
  of Investor                          From Each Seller         Each Seller          Interest          Price
- ----------------                      -------------------      --------------       -----------      ---------
(3) All other communications:

    John Hancock Mutual Life
      Insurance Company
    Attention:  Bond and Corporate
                Finance Department
    John Hancock Place
    P.O. Box 111
    Boston, Massachusetts 02117

NEW ENGLAND MUTUAL
  LIFE INSURANCE COMPANY               3.9055%             Security Trust           7.8110%     $ 9,663,277.41
                                                            $4,831,638.70
(1) All payments by wire
    transfer of immediately                                TEP
    available funds to:                                    $4,831,638.71

    Morgan Guaranty Trust
      Company of New York
    23 Wall Street
    New York, New York 10015

    Attention:  Money Transfer Department

    A/C Newing One & Co.
    Account No. 045-93-956

    with sufficient information to
    identify the source and application
    of such funds.

                                                                Schedule I
                                                                    to
                                                         Participation Agreement
                                                                     (Continued)

                        Information Regarding Investors

                                   Percentage Interest    Purchase Price     Aggregate      Aggregate
Name and Address                     to be Purchased      to be Paid to      Beneficial     Purchase
  of Investor                       From Each Seller       Each Seller        Interest        Price
- ----------------                   -------------------    --------------     ----------     ---------
(2) All notices of payments
    and written confirmations
    of such wire transfers:

    New England Mutual
      Life Insurance Company
    501 Boylston Street
    Boston, Massachusetts 02117

    Attention:  Investment Accounting
                Department

(3) All other communications:

    New England Mutual
      Life Insurance Company
    501 Boylston Street
    Boston, Massachusetts 02117

    Attention:  Securities Department

UNITED OF OMAHA LIFE
  INSURANCE COMPANY                      3.9055%          Security Trust       7.8110%      $ 9,663,277.41
                                                           $4,831,638.70

(1) All payments by wire
    transfer of immediately                                TEP
    available funds to:                                    $4,831,638.71

                                                                 Schedule I
                                                                    to
                                                         Participation Agreement
                                                                     (Continued)

                        Information Regarding Investors

                             Percentage Interest  Purchase Price  Aggregate   Aggregate
Name and Address               to be Purchased    to be Paid to   Beneficial  Purchase
  of Investor                 From Each Seller     Each Seller     Interest     Price
- ----------------             -------------------  --------------  ----------  ---------
    Omaha National Bank
    1700 Farnam Street
    Omaha, Nebraska 68102

    For the account of:
    United of Omaha Life
    Insurance Company,
    account number
    490-7-390

    With sufficient information
    to identify the source and
    application of such funds and
    with instructions to telephone
    advice of credit to:

    Securities Accounting
      Supervisor
      (402) 342-760 ext. 3060

    All notices of payments:

    United of Omaha Life
      Insurance Company
    Mutual of Omaha Plaza
    Omaha, Nebraska 68175
    Attention:  Investment
                Services

                                                                 Schedule I
                                                                     to
                                                         Participation Agreement
                                                                     (Continued)

                        Information Regarding Investors

                                 Percentage Interest    Purchase Price     Aggregate      Aggregate
Name and Address                   to be Purchased      to be Paid to      Beneficial      Purchase
  of Investor                     From Each Seller       Each Seller        Interest        Price
- ----------------                 -------------------    --------------     ----------     ---------
(2) All other communications:

    United of Omaha Life
      Insurance Company
    Mutual of Omaha Plaza
    Omaha, Nebraska 68175
    Attention:  Investment
                Services

STATE STREET BANK & TRUST
  COMPANY, AS TRUSTEE FOR
  THE RETIREMENT PLANS OF THE
  ATLANTIC RICHFIELD COMPANY
  AND CERTAIN OF ITS SUBSIDI-
  ARIES                               1.95275%             $ 2,415,819.35     3.9055%       $ 4,831,638.70

(1) All payments by
    wire transfer of
    immediately available
    funds to:

    State Street Bank and
      Trust Company
    Federal Reserve Wire
      Route No. 0110.000.28

    Attention:  Ed Lavin, Jr., Custodian

                                                                 Schedule I
                                                                     to
                                                         Participation Agreement
                                                                     (Continued)

                        Information Regarding Investors

                                           Percentage Interest  Purchase Price  Aggregate   Aggregate
Name and Address                             to be Purchased    to be Paid to   Beneficial  Purchase
  of Investor                               From Each Seller     Each Seller     Interest     Price
- ----------------                           -------------------  --------------  ----------  ---------
    Services for Account
      ARCO-Private Placement
      9303
    P.O. Box 1713
    Boston, Massachusetts 02105

    with sufficient information to
    identify the source and application
    of such funds.

(2) All notices of payments, written
    confirmations of such wire transfers
    and all other communications:

    Atlantic Richfield Company
    P.O. Box 2679-T.A.
    BOA 3350
    Los Angeles, California 90051

    Attention:  Portfolio Manager-
                Private Placements

                                                               EXHIBIT A
                                                                   to
                                                         Participation Agreement

                       SCHEDULE OF FRUITLAND COAL LEASES

I.     Lease from the United States of America, as lessor.
       dated November 1, 1961, Lease Number NM045196, covering the following described land in T30N, R15W, NMPM, New Mexico:

         Sec.          2:  N1/2 NW1/4, NW1/4 NE1/4
         Sec.          3:  NE1/4 NE1/4
         Sec.          9:  W1/2 NW1/4
         Sec.         10:  W1/2
         Sec.         21:  A11
         Sec.         28:  A11
         Sec.         33:  A11                                2,467.24 Acres

II. Lease from the United States of America, as lessor, dated November 1, 1961, Lease Number NM045197, covering the following described land in T30N, R15", NMPM, New Mexico:

         Sec.         15:  A11
         Sec.         22:  A1l
         Sec.         27:  A11
         Sec.         34:  A11                                2,565.60 Acres

III. Lease from the United States of America, as lessor, dated December 1, 1961, Lease Number NM045217, covering the following described land in T30N, R15W, NMPM, New Mexico:

         Sec.          3:  S1/2 NE1/4, NW1/4 NE14,
                           NW1/4, S1/2
         Sec.          4:  SE1/4 NE1/4, SW1/4 SW 1/4,
                           E1/2 SW1/4, SE1/4
         Sec.          9:  E1/2 NW1/4, E1/2 SW1/4
         Sec.         10:  E1/2                               1,800.00 Acres

IV. Lease from the United States of America, as lessor, dated June 11, 1940, Lease Number SF071448, cover-ing the following described land in T29N, R15W, NMPM, New Mexico:

             Sec.   4:  SW1/4 NW1/4                    40.00 Acres

V. Lease from the State of New Mexico as lessor, dated November 1, 1975, Lease Number M-14014, covering the following described land in T30N, R15W, NMPM, New Mexico:

             Sec.  16:  E1/2 NW1/4, NW1/4 NE1/4       120.00 Acres

VI. Lease from the State of New Mexico, as lessor, dated August 26, 1979, State Lease Number M-15354, covering the following described Land in T30N, R15W, NMPM, New Mexico:

             Sec.  32:  Lots 1, 2, 3, NW1/4 NW1/4,
                        SW1/4 NE1/4, N1/2 SE1/4.
                        NE1/4 SW1/4                   309.04 Acres

VII. Lease from the State of New Mexico, as lessor, dated October 24, 1975, State Lease Number 15417, covering the following described land in T30N, R15", NMPM, New Mexico:

             Sec.  16:  S1/2, W1/2 NW1/4,
                        E1/2 NE1/4, SW1/4 NE1/4       520.00 Acres

VIII.  Coal Lease dated November 1, 1972, from Bonnie V.
       Kennedy Crook, Arlington Boyd Kennedy, Bonnie
       Gaye Kennedy Richman, Michael Harold Kennedy, all dealing in their sole and separate property, to Howard E. Henderson, recorded in the records of the Clerk of San Juan County, New Mexico, in
       Book 741, Page 227, and covering the following lands in said County:

             N1/2 NW1/4, SE1/4 NW1/4, SW1/4 NE1/4, N1/2
               NE1/4, Section 4, T.29N., R.15W., N.M.P.M.
             containing 240 acres, more or less.

IX.    Coal Lease dated November 1, 1972, from Bonnie V.
       Kennedy Crook, Guardian of Cynthia Kaye Kennedy,
       John Varnell Kennedy and Lyle Edward Kennedy,
       Minors, to Howard E. Henderson, recorded in the records of the Clerk of San Juan County, New
       Mexico, in Book 741, Page 225, and covering the following lands in said County:

             N1/2 NW1/4, SE1/4 NW1/4, SW1/4 NE1/4, N1/2
               NE1/4, Section 4, T.29N., R.15W., N.M.P.M.
             containing 240 acres, more or less.

X.     Coal Lease dated May 21, 1973, from William A.
       Halland Suzanne Hall, his wife, to James R.
       Pickett, recorded in the records of the Clerk of San Juan County, New Mexico, in Book 741, Page
       213, and covering the following lands in said
       County:

             N1/2 NE1/4, Section 4, T.29N, R.15W., N.M.P.M.

XI.    Coal Lease dated May 28, 1973 from Theodore P.
       Amsden and Winifred Amsden, his wife, to James
       R. Pickett, recorded in the records of the Clerk of San Juan County, New Mexico, in Book 741,
       Page 211, and covering the following lands in said County:

             N1/2 NE1/4, Section T.29N., R.15W, N.M.P.M.

XII.   Coal Lease dated June 1, 1973, between Bertram W.
       Collyer, Trustee, to James R. Pickett, recorded in the records of the Clerk of San Juan County, New Mexico, in Book 741, Page 207, and covering the following lands in said County;

             N1/2 NE1/4, Section 4, T.29N., R.15W., N.M.P.M.

XIII.  Coal Lease dated June 1, 1973, from the First
       National Bank of Iowa City, Iowa, as Trustee for
       Marian Winks, John R. Winks, Sally Ann Maurer,
       James Whitmire, Jr., Marian Whitmire, Jane
       Schweiker, Tom Schweiker, William L. Whitmire,
       Lynda Whitmire, J. E. Whitmire, M. D., James E.

       Whitmire, Jr., under Trust Agreement dated
       August 6, 1966, recorded in Book 652, Page 572,
       San Juan County, New Mexico, to James R. Pickett, recorded in the records of the Clerk of San Juan
       County, New Mexico, in Book 741, Page 209, and covering the following lands in said County:

             N1/2 NE1/4, Section 4, T.29N., R.15W., N.M.P.M.

XIV.   Coal Lease dated June 1, 1973, from Louise T.
       Weatherford and Winifred T. Maurer dealing in their sole and separate property, to James R.
       Pickett, recorded in the records of the Clerk of San Juan County, New Mexico, in Book 741, Page
       215, and covering the following lands in said
       County:

             N1/2 NE1/4, Section 4, T.29N., R.15W., N.M.P.M.

XV. Coal Lease dated August 1, 1973, from Larry Amsden to James R. Pickett, recorded in the records of the Clerk of San Juan County, New Mexico, in book 741, Page 203, and covering the following lands in said County:

             N1/2 NE1/4, Section 4, T.29N., R.15W., N.M.P.M.

XVI.   Coal Lease dated August 1, 1974, from Lawrence
       Warren Stallings to James R. Pickett, recorded in the records of the Clerk of San Juan County, New Mexico, in Book 741, Page 205, and covering the following lands in said County:

             NE1/4, Section 5, T.29N., R.15W., N.M.P.M.

XVII.  Coal Lease dated August 1, 1974, from Patricia Lucy
       Stallings Ryan to James R. Pickett, recorded in the records of the Clerk of San Juan County, New
       Mexico, in Book 741, Page 217, and covering the following lands in said County:

             NE1/4, Section 5, T.29N., R.15W., N.M.P.M.

XIII.  Coal Lease dated August 1, 1974, from Frances
       Stallings Maloney to James R. Pickett, recorded in the records of the Clerk of San Juan County, New Mexico, in Book 741, Page 223, and covering the following lands in said County:

             NE1/4, Section 5, T.29N., R.15W., N.M.P.M.

XIX.   Coal Lease dated August 1, 1974, from William H.
       Charters to James R. Pickett, recorded in the records of the Clerk of San Juan County, New
       Mexico, in Book 741, Page 221, and covering the following lands in said County:

             NE1/4, Section 5, T.29N, R.15W., N.M.P.M.

XX.    Coal Lease dated August 1, 1974, from Mary Irene
       Bannowsky, to James R. Pickett, recorded in the records of the Clerk of San Juan County, New
       Mexico, in Book 741, Page 219, and covering the following lands in said County:

             NE1/4, Section 5, T.29N., R.15W., N.M.P.M.

                                                                EXHIBIT B
                                                                    to
                                                         Participation Agreement

                               SURFACE RIGHTS AND
                              SURFACE INSTRUMENTS

I. Rights under Agreement dated November 6, 1979, between Wagon Rod Ranch, Inc., and Western Coal
       Co., recorded with the records of the Clerk of San Juan County, New Mexico, in Book 872, Page
       595, as modified by Letter Agreement dated
       October 22, 1979, between Western Coal Co. and
       Wagon Rod Ranch, Inc., a Memorandum of which is recorded with the records of the Clerk of San
       Juan County, New Mexico, in Book 872, Page 593, covering the following lands in said County:

             NE 1/4 NE 1/4 of Section 3,
             T30 N, R 15 W, N.M.P.M.

II. Rights under Agreement dated as of June 1, 1973, between the Most Reverend Jerome J. Hastrich, and his Successors, Diocese of Gallup, New Mexico, and Western Coal Co., recorded with the records of the Clerk of San Juan County, New Mexico, in
       Book 724, Page 133, covering the following lands in said County:

             SE 1/4 of Section 28,
             T 30 N, R 15 W, N.M.P.M.

III.   Rights under Agreement dated April 20, 1976,
       between Ella Thurland and Western Coal Co.,
       recorded with the records of the Clerk of San
       Juan County, New Mexico, in Book   , Page     ,
       and covering the following lands in said County:

             NE 1/4 NW 1/4 and N 1/2 NE 1/4 of
             Section 33, T 30 N, R 15 W, N.M.P.M.

IV. Rights under Agreement entered into as of January 1, 1980, and dated February 22, 1980, between Michael L. Keleher, Trustee, and Western
       Coal Co., a Memorandum of which is recorded with the records of the Clerk of San Juan County, New
       Mexico, in Book 874, Page 276, covering the fol-lowing lands in said County:

             SE 1/4 SW 1/4 and SW 1/4 SE 1/4 of
             Section 22, and NE 1/4 NW 1/4
             and NW 1/4 NE 1/4 of Section 27,
             T 30 N, R 15 W, N.M.P.M.

V.     Rights under Easements reserved in four Quitclaim
       Deeds, all dated June 25, 1980, from Western Coal
       Co. to Paragon Resources, Inc., and Valencia
       Energy Company, recorded with the Records of the Clerk of San Juan County in Book 885, Pages 329,
       330, 331 and 332, and covering the lands in said
       County described in said Quitclaim Deeds.

                                                                       EXHIBIT C
                                                                              to
                                                         Participation Agreement

                                                                [Conformed Copy]


                              AMENDED AND RESTATED
                                TRUST AGREEMENT


                         Dated as of December 31, 1981

                                     Among

                    Public Service Company of New Mexico and
                         Tucson Electric Power Company,
                                              as Holders of
                                              Certificates of
                                              Interest

                                      And

                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,

                                             as Trustee



                              San Juan Coal Trust

                               TABLE OF CONTENTS

Section                                              Page

Parties............................................     1

Recitals...........................................     1

 1.  Definitions and Terms.........................     1

     1.01  Terms Defined...........................     2
     1.02  Terms Defined in the Participation
             Agreement.............................     5
     1.03  Terms Defined in the Utah Sublease......     5

 2.  Purpose and Declaration of Trust..............     5

     2.01  Purpose of Trust........................     5
     2.02  Limitations on Trustee..................     5
     2.03  No Implied Authority....................     6
     2.04  General Application.....................     6
     2.05  Declaration of Trust....................     6

 3.  Certificates of Interest......................     7

     3.01  Terms...................................     7
     3.02  Method of Payment.......................     7
     3.03  Denominations, Registration,
             Transfer and Exchange.................     8
     3.04  Mutilated, Lost or Stolen Certificates..     8
     3.05  Payment of Taxes, Etc., on New
             Certificates..........................     9
     3.06  Nature of Ownership Interest............     9
     3.07  Ownership of Certificates
             by Trustee............................     9

 4.  Distribution of Funds from the Trust Estate...    10

 5.  Duties of Trustee.............................    10

     5.01  Retained Economic Interest..............    10
     5.02  Duties after Default or Event of
             Default...............................    10
     5.03  Action Upon Instructions................    11
     5.04  Indemnification and Legal Action........    11
     5.05  No Implied Duties.......................    12

                                      -i-

Section                                               Page
 6.  The Trustee....................................    12

     6.01  Acceptance of Trust and Certain Duties...    12
     6.02  Limitation of Duties.....................    13
     6.03  Representations, Warranties and
             Covenants of the Trustee...............    13
     6.04  Segregation of Funds.....................    14
     6.05  Reliance on Documents; Agents............    14
     6.06  Interpretation of Agreements.............    15
     6.07  Acting Solely as Trustee.................    15
     6.08  Fees and Expenses of Trustee.............    15
     6.09  Books, Records and Tax Returns...........    16

 7.  Indemnification................................    16

 8.  Transfer of Holder's Interest..................    18

     8.01  Transfer of Certificates.................    18
     8.02  Merger, Consolidation, Etc...............    18
     8.03  Discharge of a Holder....................    19

 9.  Successor Trustees; Additional and
       Separate Trustees............................    19

     9.01  Resignation of Trustee;
             Appointment of Successor...............    19
     9.02  Appointment of Additional and
             Separate Trustees......................    21

10.  Supplements and Amendments.....................    23

     10.01  Supplements and Amendments..............    23
     10.02  Form of Request.........................    24
     10.03  Rights of Trustee.......................    24
     10.04  Mailing of Documents....................    24

11.  Miscellaneous..................................    25

     11.01  Termination of Trust....................    25
     11.02  Intention of Parties to Establish
              a Trust; Legal Title to Trust Estate..    26
     11.03  Validity of Sale........................    26
     11.04  No Liability on Certificates............    27
     11.05  Limitations on Rights of Others.........    27
     11.06  Notices.................................    27
     11.07  Severability............................    27
     11.08  Benefits of Agreement...................    28
     11.09  No Waiver...............................    28
     11.10  Headings; Name of Trust.................    28
     11.11  Instruments of Further Assurance........    28
     11.12  Counterparts............................    28
     11.13  Governing Law...........................    28

EXHIBIT A - Schedule of Fruitland Coal Leases

EXHIBIT B - Schedule of Surface Rights
              and Surface Instruments

EXHIBIT C - Form of Certificate of Interest

EXHIBIT D - Form of Transfer Agreement

EXHIBIT E - Form of Certificate of Trustee

          This AMENDED AND RESTATED TRUST AGREEMENT, dated as of December 31, 1981, among Public Service Company of New Mexico, Tucson Electric Power Company and Bank of America National Trust and Savings Association, a corporation organized and existing as a national bank association under the laws of the United States of America, as Trustee. Capitalized terms used herein without definition shall have the meanings specified in Section 1.


                             W I T N E S S E T H :

         WHEREAS, Western and the Trustee have heretofore entered into a Trust Agreement, dated November 30, 1981 (the "Original Trust Agreement") pursuant to which Western granted, assigned, transferred and conveyed to the Trustee all of Western's right, title and interest in, to and under the Fruitland Coal Leases, the Surface Rights, the Retained Economic Interest and the Utah Sublease, and the Trustee, at the direction of Western, issued to each of PNM and TEP a Certificate evidencing a 50% beneficial interest in the trust created thereby; and

         WHEREAS, the parties hereto wish to amend and supplement the Original Trust Agreement and to restate the Original Trust Agreement, as so amended and supplemented, in its entirety;

         NOW, THEREFORE, in consideration of the premises, the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree that the Original Trust Agreement is hereby amended and supplemented, and, as so amended and supplemented, restated in its entirety to read as follows:


SECTION 1.  DEFINITIONS AND TERMS

         Unless the context otherwise requires, the following terms shall have the respective meanings set forth below for all purposes of this Agreement (the definitions

          4. Except for the approvals of the Bureau of Land Management of the United States Department of the Interior (the "BLM") and the Commissioner of Public Lands of the State of New Mexico (the "CPL") of the assignment to the Trustee of the Fruitland Coal Leases, as such term is defined in the Agreements, of which the United States and the State of New Mexico are the lessors, and the approval of the BLM to the acquisition by the parties to the Restated Agreement, other than the Trustee, of Certificates of Interest executed and delivered under the Agreements, neither the execution and delivery by the Trustee of the Agreements nor the performance by it of any of the transactions contemplated thereby, nor the compliance by it with any of the terms or conditions thereof will, or did on November 30, 1981, contravene, conflict with, cause a breach of or default under any federal, state or local statute, ordinance, rule or regulation, or any writ, injunction, decree, judgment or order applicable to or binding on it, or contravene, or result in a breach of, or constitute a default under, its articles of association or by-laws (provided that no representation or warranty is made with respect to state securities laws).

        5. Neither the Trustee nor anyone acting on its behalf has, directly or indirectly, offered or sold the Certificates of Interest, executed and delivered under the Agreements, or any interest in the Trust created by the Agreements or any form of participation in the transactions contemplated thereby or any similar security, or any interest therein, or any security the offering of which for the purposes of the Securities Act of 1933, as amended, would be deemed to be a part of the same offering as the offering of any of the foregoing interests, for sale to, or solicited any offer to acquire any of the same from, or otherwise approached or negotiated with respect thereto with, anyone, and neither the Trustee nor anyone acting on its behalf has taken or will take any action which would subject the issuance or sale of such interests to the provisions of Section 5 of the Securities Act of 1933, as amended.

         6. Except for the approvals of the BLM and CPL of the assignment to the Trustee of the Fruitland Coal Leases, as such term is defined in the Agreements, of which the United States and the State of New Mexico are the lessors, and the approval of the BLM to the acquisition by the parties to the Restated Agreement, other than the Trustee, of the Certificates of Interest. neither the execution and

         "Lien" shall mean any interest in property securing an obligation owed to, or claimed by, a Person other than the owner of the property, whether such interest is based on common law, statute or contract, and including but not limited to any security interest or lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" shall also include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property.

         "Majority in Interest of Holders", as of a particular date of
          -------------------------------
determination, shall mean the Holders of more than 66-2/3 percent of the undivided beneficial interest in the Trust Estate held by all Holders, as of that date (excluding, however, all beneficial interest held, directly or indirectly, by Utah, PNM, TEP or any Affiliate of any thereof unless all beneficial interest in the Trust Estate is held by PNM and/or TEP).

         "Participation Agreement" shall mean the Participation Agreement, dated
          -----------------------
as of December 31, 1981, among PNM, TEP and the financial institutions listed in
Schedule I thereto as that Participation Agreement may from time to time be supplemented, amended or modified in accordance with its terms.

         "Person" shall mean and include any individual, partnership, joint
          ------
venture, association, joint stock company, corporation, trust, or unincorporated organization or any government or any agency or political subdivision thereof

         "PNM" shall mean Public Service Company of New Mexico, a New Mexico Corporation, and its successors and assigns.

         "Responsible Officer", when used with respect to the Trustee, shall
          -------------------
mean any vice president, any trust officer, any second or assistant vice president, or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

         "Surface Instruments" shall mean the instruments described in Exhibit B
          -------------------
hereto.

         "Surface Rights" shall mean the rights granted to or reserved by
          --------------
Western under the Surface Instruments with respect to parts of the lands covered by the Fruitland Coal Leases and lands adjacent thereto, which rights were assigned to the Trustee.

         "TEP" shall mean Tucson Electric Power Company, an Arizona corporation, and its successors and assigns.

         "Trust" shall mean the trust formed by this Trust Agreement.
          -----

         "Trust Agreement" shall mean the Original Trust Agreement, as amended
          ---------------
and supplemented by this Amended and Restated Trust Agreement as the same may hereafter from time to time be further supplemented, amended or modified in accordance with its terms.

         "Trustee" shall mean Bank of America National Trust and Savings
          -------
Association, a corporation organized and existing as a national banking association under the laws of the United States of America, and, to the extent permitted by this Agreement, its successors and assigns.

         "Trust Estate" shall mean all present and future estate, right, title
          ------------
and interest of the Trustee in, to and under the Fruitland Coal Interests, the Fruitland Coal, the Surface Rights, and any of the Operative Agreements, including, without limitation, all amounts of Retained Economic Interest payable under the Utah Sublease, all insurance proceeds, indemnities or other payments of any kind except for any indemnities payable to the Trustee in its individual capacity) payable at any time to the Trustee for or with respect to the Fruitland Coal Interests, the Fruitland Coal, the Surface Rights or any Operative Agreement, all payments of proceeds received by the Trustee after the termination of the Utah Sublease as a result of the sale, sublease or other disposition of the Fruitland Coal Interests, the Fruitland Coal and the Surface Rights, or any part thereof, and all income and proceeds received from time to time by the Trustee in respect of the Trust Estate and not theretofore distributed.

         "Trust Office" shall mean a principal corporate trust office of the
          ------------
entity serving as Trustee, which in the case of Bank of America National Trust and Savings Association, until notice by it of a change of address, shall be at the Los Angeles office of its Corporate Agency Division, 5th Floor, 555 South Flower Street, Los Angeles, California 90071.

         "Utah" shall mean Utah International Inc., a Delaware corporation and, to the extent permitted under the Operative Agreements, its successors and assigns.

         "Utah Sublease" shall mean the Sublease, dated August 18, 1980, between
          -------------
Western and Utah, as amended by Amendment Number One to Sublease, dated September 30, 1981, as the same may hereafter from time to time be further amended, modified or supplemented in accordance with the terms thereof.

         "Western"-shall mean Western Coal Co., a New Mexico corporation in
          -------
liquidation.

         Section 1.02.  Terms Defined in the Participation Agreement.  For all
         -----------------------------------------------------------
purposes of this Agreement the following terms shall have the meanings defined in the Participation Agreement: "Officers' Certificate", "Operative Agreements" and "San Juan Coal Company.

         Section 1.03.  Terms Defined in the Utah Sublease.  For all
- ---------------------   ----------------------------------
purposes of this Agreement the following terms shall have the meanings defined in the Utah Sublease: "Retained Economic Interest".


SECTION 2.  PURPOSE AND DECLARATION OF TRUST

         Section 2.01.  Purpose of Trust.  The sole purpose of this
- ---------------------   ----------------
Trust and of the appointment of the Trustee hereunder is to protect and conserve the Trust Estate, including but not limited to, the Fruitland Coal Leases, the Surface Rights, the Retained Economic Interest and other rights retained and obtained by Western under the Utah Sublease, and to provide for the collection and distribution from time to time of the income therefrom and the proceeds of disposition thereof.

          Section 2.02.  Limitations on Trustee.  The Trustee shall not
- ----------------------   ----------------------
at any time, on behalf of the Holders or with respect to the Trust or the Trust Estate, enter into or engage in any business, including, without limitation, the exploration, development or operation of any coal or mineral deposit or mine wherever located. This limitation shall apply irrespective of whether the conduct of any such business activities is deemed by the Trustee to be necessary or proper for the conservation and protection of the Trust Estate. The Trustee shall not invest any of the funds held in the Trust Estate except that the Trustee may, to the extent practicable pending distribution pursuant to Section 4, deposit money held under this Agreement in an interest-bearing account or accounts (which may be accounts with the Trustee). With respect to the Trust or the Trust Estate, the Trustee shall be restricted to the holding and collection of the trust moneys and the payment and distribution thereof for the purposes set forth in this Agreement and to the conservation and protection of the Trust Estate and the administration thereof in accordance with the provisions of this Agreement. The Trustee shall not acquire any new properties of any kind for the Trust or mine coal on or otherwise operate or manage the properties relating to the Trust Estate. The Trustee shall not assign, sell, mortgage, transfer, pledge, grant a security interest in, encumber or otherwise dispose of or create a charge upon the Trust Estate except as may be required to conserve and protect same and except for the transfer as provided in Section 9 of this Agreement. Nothing herein is intended to or shall restrict the Trustee with respect to actions that do not relate to the Trust or the Trust Estate.

                  Section 2.03.  No Implied Authority.  The Trustee shall have
- ------------------------------   --------------------
no authority except as set forth in this Agreement.

                  Section 2.04.  General Application.  Every provision in this
- ------------------------------   -------------------
Agreement, including but not limited to the provisions of Section 5, shall be construed in a way that is consistent with the purpose and with the limitations on the Trustee set forth in this Section 2, and no power granted by, or duty imposed by Section 5 or any other provision of this Agreement shall be exercised in a manner which goes beyond the purpose and the limitations of this Section 2.

                  Section 2.05.  Declaration of Trust.  The Trustee hereby
- ------------------------------   --------------------
accepts the Trust created hereby and declares that it will hold the Trust Estate in trust upon and subject to the terms and conditions set forth in this Agreement for the benefit of the Holders.

SECTION 3.  CERTIFICATES OF INTEREST

                  Section 3.01.  Terms. The interest of each Holder in the
- ------------------------------   -----
beneficial ownership of the Trust Estate shall be evidenced by one or more Certificates substantially in the form set forth in Exhibit C. Each Certificate shall be dated the date of its execution and delivery and shall contain a statement by the Trustee that the Holder has an undivided beneficial interest in the Trust Estate and is entitled to receive, ratably with the holders of the other Certificates, as provided herein, a share of any distributions thereof, including payments of Retained Economic Interest received or to be received by the Trustee under the Utah Sublease, as well as such share of certain other payments which may be received by the Trustee pursuant to the terms hereof, all as more particularly set forth herein.

                  Section 3.02.  Method of Payment.  The amounts payable to the
- ------------------------------   -----------------
Holders pursuant to this Agreement will be payable at the Trust Office and will be paid by the Trustee by crediting the amount to be distributed to any Holder to the account maintained by such Holder with the Trustee or, if such an account is not maintained or if such Holder shall so instruct the Trustee in writing (a) by making such payment to such Holder in immediately available funds at the Trust Office, (b) by transferring such amount in immediately available funds to a banking institution with bank wire transfer facilities in any city in which a Federal Reserve Bank is located, for the account of such Holder, or (c) by mailing a check for such amount in New York Clearing House funds to such Holder at its address specified herein, or at such other address as such Holder shall designate by notice to the Trustee, in all cases without any presentment or surrender of any Certificate. So long as any signatory to the Participation Agreement or a nomi-nee thereof shall be the registered Holder of a Certificate, all payments to it shall be made in the manner provided in Schedule I to the Participation Agreement unless it shall have specified some other manner of payment by notice to the Trustee in accordance with the first sentence of this
Section 3.02. The Trustee may deem and treat the Person in whose name any Certificate shall have been registered by the Trustee as the absolute owner of such Certificate for the purpose of receiving payment of all amounts payable by the Trustee with respect to such Certificate and for all other purposes, and the Trustee shall not be affected by any notice to the contrary except as provided in Section

3.03 upon the registration of transfer. All distributions so made to any such Holder shall, to the extent of the amount so paid, be effective to satisfy and discharge the liability for moneys payable with respect to such Certificate.

                  Section 3.03.  Denominations, Registration, Transfer and
- ------------------------------   -------------  ------------  ------------
Exchange.  All Certificates to be executed and delivered hereunder shall be
- --------
registered Certificates, shall be numbered consecutively starting with R-1 and shall be transferable only as herein provided. The Trustee shall maintain at the Trust Office a register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and, to the extent permitted by this Agreement, the registration of transfer of Certificates. A Holder desiring to transfer any or all of the Certificates held by such Holder to a new Holder or to exchange any or all Certificates held by such Holder for Certificates representing different percentages of beneficial interests hereunder shall surrender the Certificate to the Trustee at the address set forth in Section 11.06 together with a written request for the execution and delivery of a new Certificate or Certificates, specifying the percentage or percentages desired, and, in the case of a surrender for registration of transfer, the name and address of the prospective holder or holders. Every Certificate surrendered for the registration of a transfer shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed by the Holder of the Certificate or by his attorney duly authorized in writing, and shall be accompanied by the documents specified in Section 8.01(a) hereof. Promptly upon receipt of these documents by the Trustee, it shall execute and deliver a new Certificate or Certificates, in the same aggregate percentage amount of beneficial interest hereunder, dated the date of execution and delivery of such Certificate or Certificates, and in such denomination or denominations and registered in such name or names as shall be specified in the written request. Nothing contained in this Section 3.03 shall be deemed to permit the Holder of a Certificate to transfer it except in accordance with the terms of Section 8 of this Agreement.

                  Section 3.04.  Mutilated, Lost or Stolen Certificates.  If any
- ------------------------------   --------------------------------------
Certificate shall become mutilated, destroyed, lost or stolen, the Trustee shall, upon the written request of the registered Holder thereof, execute and deliver in replacement a new Certificate, in the same percentage amount of beneficial interest hereunder and dated the same date as the Certificate so mutilated, destroyed, lost or stolen. If the Certificate being replaced has become mutilated, it shall be surrendered to the Trustee and cancelled. If the Certificate being replaced has been destroyed, lost or stolen, its registered Holder shall furnish to the Trustee (a) such security or indemnity as the Trustee may require to save the Trustee harmless and (b) evidence satisfactory to the Trustee of the destruction, loss or theft of the Certificate, provided, that, if the Holder of such Certificate is one of the
             --------
signatories to this Agreement, an Affiliate or any nominee thereof, the written undertaking of such Holder delivered to the Trustee shall be sufficient security and indemnity.

                  Section 3.05.  Payment of Taxes, Etc., on New Certificates.
- ------------------------------   ------------------------------ ------------
Upon the execution and delivery of a new Certificate or Certificates pursuant to
Section 3.03 or 3.04, the Trustee may require from the party requesting the new Certificate or Certificates payment of a sum to reimburse the Trustee for, or to provide funds for, the payment of any tax or other governmental charge in connection therewith or any charges and expenses connected with such tax or other governmental charge paid or payable by the Trustee.

                  Section 3.06.  Nature of Ownership Interest. Each Holder of a
- ------------------------------   ----------------------------
Certificate has, ratably with the Holders of all other Certificates, an undivided beneficial interest in the Trust Estate and shall be entitled to receive distributions from the Trust Estate (including payments of Retained Economic Interest) in accordance with the percentage interest shown on such Certificate. No Person shall be entitled to receive any distribution pursuant to the provisions hereof unless such Person is a registered Holder at the time of such distribution. No Holder shall have any legal title to the Trust Estate; legal title shall be held by the Trustee.

                  Section 3.07.  Ownership of Certificates by Trustee.  The
- ------------------------------   ---------------------------- -------
Trustee, either individually or in a representative or fiduciary capacity (other than as a Trustee hereunder), may acquire, own and dispose of Certificates to the same extent as if it were not Trustee hereunder.


SECTION 4.  DISTRIBUTION OF FUNDS FROM THE TRUST ESTATE

         All amounts from time to time received by the Trustee with respect to the Trust Estate (including, without limitation, all amounts received as the result of any partial disposition pursuant to the terms of this Agreement) shall be distributed by the Trustee promptly upon receipt in the following order of priority:

                 First:  so much of such amounts as shall be re--  quired to pay
- ----------------------
       or reimburse the Trustee for amounts due to it pursuant to the provisions of this Agreement shall be retained by it;

                 Second:  if any payments have been made by the Holders pursuant
- -----------------------
       to Sections 5.02, 5.04 and 7, so much of such amounts as shall be required to reimburse such payments, ratably in accordance with the amount of each such payment; and

                 Third:  the remainder of such amounts shall be distributed by
- ----------------------
       the Trustee ratably to each Holder as provided in Section 3.06.

SECTION 5.  DUTIES OF TRUSTEE

                  Section 5.01.  Retained Economic Interest.  The Trustee shall
- ------------------------------   --------------------------
receive payments of Retained Economic Interest as sublessor under the Utah Sublease and disburse the payments as provided in Section 4.

                  Section 5.02.  Duties after Default or Event of Default.  In
- ------------------------------   -------------------------------- -------
the event the Trustee shall have knowledge of a Default or an Event of Default, the Trustee shall give prompt notice by telephone of the Default or Event of Default to PNM, TEP and each Holder, followed by prompt written notice by certified mail, postage prepaid. For all purposes of this Agreement, in the absence of actual knowledge of a Responsible Officer in the Trust Office of the Trustee, the Trustee shall not be deemed to have knowledge of any Default or Event of Default, unless and until so notified in writing by PNM, TEP or a Holder. If an Event of Default shall have occurred and be continuing, the Trustee shall have no duty to take any action unless and until so directed by a Majority in Interest of Holders, except that, subject to Section 5.04 and the last sentence of this Section 5.02, the Trustee shall make all payments due and take all other necessary action under the Fruitland Coal Leases and the Surface Instruments which are required in order that there be no right of forfeiture or termination under any such lease or instrument. Nothing in this Section 5.02 or elsewhere in this Agreement shall be deemed to require the Trustee to advance its own funds for any purpose and the Trustee shall not be required to make any such payment unless and until the Holders advance the funds estimated by the Trustee to be reasonably necessary for the purpose.

                   Section 5.03.  Action Upon Instructions.  Upon the written
- -------------------------------   ------------------------
instructions at any time and from time to time of a Majority in Interest of Holders, the Trustee shall take any of the following actions on behalf of the
Trust: (a) give such notice or direction, or exercise such right, remedy or power hereunder or under any of the other Operative Agreements in respect of all or any part of the Trust Estate, or take such other actions as shall be specified in the instructions; (b) take such action with respect to, or to preserve or protect, the Trust Estate as shall be specified in the instructions;
(c) approve or disapprove as satisfactory to it all matters required by the terms of any Operative Agreement to be satisfactory to the Trustee as shall be specified in the instructions; (d) make all necessary or appropriate applications to all governmental agencies and authorities in connection with the transfer to it or the transfer by it of all or any part of the Trust Estate, including but not limited to applications to the United States Department of Interior, Bureau of Land Management and the State of New Mexico for approval of such transfers; (e) select a Substitute Qualified Coal Miner (as such term is used in the Participation Agreement) named in and as shall be specified in the instructions; and (f) after the expiration or earlier termination of the Utah Sublease, grant a new sublease of, or convey or otherwise dispose of, all or any part of the rights and interests granted by the Fruitland Coal Leases and the Surface Instruments for such amount, on such terms and to such person or persons as shall be designated in the instructions.

                  Section 5.04.  Indemnification and Legal Action. The Trustee
- ------------------------------   --------------------------------
shall be under no duty to take any action or refrain from taking any action under this Agreement unless it shall have been indemnified by the Holders in a manner and form satisfactory to the Trustee, against any liability, cost or expense (including fees and expenses of counsel, whether or not litigation be commenced) which may be incurred in connection with such action or inaction other than any liability, cost, or expense which results from the willful misconduct or negligence of the Trustee or from any action or inaction for which the Trustee would be answerable or accountable in its individual capacity hereunder; and if a Majority in Interest of Holders shall have directed the Trustee to take any action or refrain from taking any action, all of the Holders severally agree to furnish such indemnity as shall be required, ratably as provided in Section 7. The Trustee shall not be required to take any action or refrain from taking any action under this Agreement if the Trustee shall have been advised by counsel (who shall not be an employee of the Trustee) that such action would expose it to personal liability or is contrary to the terms of this or any of the other Operative Agreements or is otherwise contrary to law.

                  Section 5.05.  No Implied Duties.  The Trustee shall not have
- ------------------------------   -----------------
any duty to take any action or refrain from taking any action with respect to any part of the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any of the Operative Agreements except as expressly required by the terms of this Agreement or any other Operative Agreement to which it is a party; or as expressly provided in written instructions from the Holders received pursuant to the terms of Section 5.02 or
5.03 hereof; and no duties or obligations shall be implied in this Agreement which are adverse to the Trustee. The Trustee nevertheless agrees that it will, in its individual capacity and at its own cost and expense, promptly take such action as may be necessary to duly discharge any Lien on any part of the Trust Estate which result from acts by or claims against the Trustee in its individual capacity not arising out of its administration of the Trust Estate. The Trustee shall not manage, control, use, operate, store, lease, sell or otherwise transfer title to, or dispose of, or otherwise deal with the Fruitland Coal Interests or any other part of the Trust Estate except (a) as required by the terms of the Operative Agreements; b) in accordance with the powers expressly granted to, or the authority expressly conferred upon, the Trustee pursuant to this Agreement; or (c) in accordance with written instructions from the Holders pursuant to Section 5.02 or 5.03 hereof.

SECTION 6.  THE TRUSTEE

                  Section 6.01.  Acceptance of Trust and Certain Duties.  The
- ------------------------------   ------------------------------- ------
Trustee accepts the trusts hereby created and agrees to perform them, but only upon the terms of this Agreement. The Trustee also agrees to receive and disburse or cause to be received and disbursed all moneys constituting part of the Trust Estate in accordance with the terms of this Trust Agreement to the extent, if any, that such terms require the Trustee to receive and disburse moneys constituting part of the Trust Estate. The Trustee shall not be answerable or accountable in its individual capacity under any circumstances except (a) for its willful misconduct or negligence, (b) in the case of the inaccuracy of any representation or warranty expressly made by the Trustee in its individual capacity contained in Section 6.03 hereof, (c) for its acts not related to the administration of the Trust Estate or the performance of its duties under the Operative Agreements, or (d) matters for which it has assumed obligations pursuant to Section 5.05 hereof.

                  Section 6.02.  Limitation of Duties.  Except in accordance
- ------------------------------   --------------------
with Sections 5.01 and 5.02 and subject to the provisions of Section 5.03, but without limiting the generality of Section 5.05, the Trustee shall have no duty
(a) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien of any kind owing with respect to, assessed or levied against, any part of the Trust Estate (except for any such tax, assessment or other governmental charge or any such Lien arising from its own negligence or willful misconduct or arising from claims against the Trustee unrelated to its administration of the Trust Estate or the performance of its duties under the other Operative Agreements to which it is a party) or (b) to inspect the property subject to the Fruitland coal Leases or the Surface Instruments at any time or ascertain or inquire as to the performance or obser-vance of any of the covenants of Utah under the Utah Sublease. Notwithstanding the foregoing, the Trustee will furnish to the Holders, promptly upon receiving them, duplicates or copies of all reports, notices, requests, demands, certificates and other instruments furnished to the Trustee in connection with the Operative Agreements, the Fruitland Coal Leases, the Surface Instruments and the Utah Sublease to the extent that they shall not previously have been furnished to the Holders.

                  Section 6.03.  Representations, Warranties and Covenants of
- ------------------------------   -------------------------------
the Trustee. (a) THE TRUSTEE HAS NOT MADE ANY INSPECTION OF THE PROPERTY SUBJECT TO THE FRUITLAND COAL LEASES OR THE SURFACE INSTRUMENTS OR THE DOCUMENTS RELATING THERETO, AND THE TRUSTEE (WHETHER ACTING AS TRUSTEE UNDER THIS AGREEMENT OR AS SUBLESSOR UNDER THE UTAH SUBLEASE OR IN ITS INDIVIDUAL CAPACITY) HAS MADE, MAKES AND SHALL BE DEEMED TO HAVE MADE, NO REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, AS TO THE TITLE TO OR THE QUANTITY, QUALITY, MINEABILITY OR VALUE OF THE FRUITLAND COAL, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE FRUITLAND COAL LEASES, THE FRUITLAND COAL, THE SURFACE INSTRUMENTS, THE SURFACE RIGHTS, THE UTAH SUBLEASE OR OTHERWISE, and (b) the Trustee makes no representation or warranty as to the validity, legality or enforceability of this Agreement, the other Operative Agreements or any other agreement, certificate or document referred to herein or therein or involved in the transactions contemplated by this Agreement and the other Operative Agreements, or as to the correctness of any statement contained in any Operative Agreement or any such other agreement, certificate or document, or otherwise relating to the transactions contemplated by this Agreement and the other Operative Agreements, except as set forth in the Certificate of Trustee attached hereto as Exhibit E.

                  Section 6.04.  Segregation of Funds.  Except as otherwise
- ------------------------------   --------------------
provided in this Agreement, all moneys and property received by the Trustee hereunder and with respect to the Trust Estate need not be segregated in any manner, except to the extent required by law, and may be deposited under such general conditions as may be prescribed by law and by the Trustee for similar accounts held by the Trustee, and the Trustee shall not be liable for any interest thereon except as may be agreed to by it; provided, that any payments received or applied or property held hereunder
    --------
by the Trustee shall be accounted for and held by the Trustee so that any portion thereof shall be identifiable as to the source thereof.

                  Section 6.05.  Reliance on Documents- Agents. The Trustee
- ------------------------------   -----------------------------
shall not incur any liability to anyone in acting in reliance upon any signature, instrument, notice, resolution, instruction, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. As to any fact or matter the manner of ascertainment of which is not specifically described in this Agreement, the Trustee may for all purposes rely on a certificate of not less than a Majority in Interest of Holders and the Trustee shall be fully protected for any action taken or omitted to be taken by it in good faith in reliance on such a certificate. In the exercise or administration of the trusts and powers under this Agreement, or in the performance of any of its duties and obligations under this or any other Operative Agreement, the Trustee may act directly or through any agents or attorneys and may, at the expense of the Trust Estate, consult with counsel, accountants and (with the prior approval of a Majority in Interest of Holders) other skilled persons (other than such persons regularly employed by it) to be selected and employed by it, and the Trustee shall not be liable for anything done, suffered or omitted in good faith in accordance with the advice or opinion of any such counsel, accountants or other skilled persons selected by it with due care.

                  Section 6.06.  Interpretation of Agreements.  In the event
- ------------------------------   ----------------------------
that the Trustee is unsure as to the application of any provision of this Agreement or any other Operative Agreement or any other agreement relating to the transactions contemplated by this Agreement and the other Operative Agreements, or believes that any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision of the Operative Agreements, or in the event this Agreement or any other Operative Agreement permits any determination by the Trustee or is silent or incomplete as to the course of action which the Trustee is required to take with respect to a particular set of facts, the Trustee may request instructions of the Holders and, to the extent that the Trustee acts in good faith in accordance with any instructions received from not less than a Majority in Interest of Holders, shall not.be liable to any Person.

                  Section 6.07.  Acting Solely as Trustee.  In accepting the
- ------------------------------   ------------------------
trusts hereby created-, the Trustee acts (except as otherwise expressly provided herein) solely as trustee for the benefit of the Holders and not in its individual capacity, and all persons having any claim against the Trustee by reason of the transactions contemplated hereby shall look only to the Trust Estate for payment or satisfaction thereof except as otherwise provided in this Agreement.

                  Section 6.08.  Fees and Expenses of Trustee. The Trustee shall
- ------------------------------   ----------------------------
be entitled to receive reasonable compensation for all services which it renders in accordance with this Agreement (which compensation shall not be limited by any provision of law with respect to compensation of a trustee of an express trust), together with reimbursement for all expenses incurred or made by it in accordance with any provision of this Agreement or any other Operative Agreement (including the reasonable compensation and the shall be consummated, to assume liability for, and to indemnify, protect, defend, save and keep harmless (from and after the date the Holder becomes a registered Holder), the Trustee and its successors, assigns, agents and servants from and against any and all liabilities, obligations, losses, damages, penalties, taxes, claims, actions, suits, costs or expenses (including, without limitation, reasonable legal and investigatory fees and expenses) of whatsoever kind and nature (collectively, "Expenses") which may be imposed on, incurred by or asserted at any time against, the Trustee (but only to the extent that the Trustee has not previously been reimbursed for such Expenses by some other Person) in any way relating to or arising out of this Agreement, the Utah Sublease or any other instrument, notice, resolution, authorization, request, consent, order, certificate, report, opinion, bond or other paper referred to herein or given in connection with the transactions contemplated hereby or in any way relating to or arising out of the administration of the Trust Estate or any action or inaction of the Trustee, except that the Holders shall not be required to indemnify the Trustee in the case of (and the Trustee in its individual capacity shall be responsible and liable for) all liabilities, obligations, losses, damages, penalties, taxes, claims, actions, suits, costs or expenses caused by (a) willful misconduct or negligence on the part of the Trustee whether it was then acting as Trustee or in its individual capacity, (b) any representation or warranty of the Trustee made expressly in its individual capacity and referred to in Section 6.03 hereof proving at any time to be untrue or inaccurate, (c) any taxes, fees or other charges on, based on, with respect to or measured by any amounts paid to the Trustee as fees or compensation pursuant to Section 6.08 hereof or otherwise for services rendered in connection with the transactions contemplated by the Operative Agreements, (d) acts or omissions of the Trustee, whether done or omitted by it as Trustee or in its individual capacity, not related to the administration of the Trust Estate or the performance of its duties under the Operative Agreements, or (e) matters for which the Trustee is answerable or accountable in its individual capacity hereunder. The indemnities contained in this Section 7 shall survive the termination of this Agreement and any other Operative Agreement. In addition, the Trustee shall be entitled to indemnification from the Trust Estate for any liability, obligation, loss, damage, penalty, tax, claim, action, suit, cost, expense or disbursement indemnified against pursuant to this Section 7 to the expenses of its counsel, accountants or other skilled persons and of all other persons not regularly in its employ). PNM and TEP each hereby agree to pay 50% of the fees and expenses (including, but not limited to, all fees for any bonds required of the Trustee in connection with the Trust or the Trust Estate), both initial and ongoing, of the Trustee for services rendered through December 31, 2004. Except as provided in Section 7, the Trustee agrees that it shall have no right against the Holders for any fee as compensation for its services under this Agreement until December 31, 2004.

                  Section 6.09.  Books, Records and Tax Returns. Except as
- ------------------------------   -----  -----------------------
otherwise provided in this Agreement, the Trustee shall be responsible for the keeping of all customary books and records relating to the receipt and disbursement of all moneys under this Agreement and such other transactions relating to the Trust Estate as the Trustee may deem appropriate in accordance with good accounting principles. Such books and records shall be open to inspection during regular business hours of the Trustee by any Holder, or its duly authorized agent or attorney, upon a reasonable period of prior written notice to the Trustee. The Trustee shall cause to be prepared and filed all tax returns required for the Trust (at no cost to the Trustee). The Trustee shall give each Holder a copy of all such tax returns at least 30 days before the same are required to be filed and the Holders shall be entitled to comment to the Trustee relating to the preparation thereof until 15 days before such tax returns are required to be filed. Each Holder, upon request, will furnish to the Trustee all such information as may be reasonably required from such Holder in connection with the preparation of such tax returns and shall, if required and upon request of the Trustee, execute such returns. The Trustee will give to the Holders such periodic advice concerning receipts and disbursements of the Trust created by this Agreement as required by law and, upon request, such other information as would be helpful to the Holders in preparing their tax returns. The Trustee shall not be liable in its individual capacity for any tax due and payable in connection with this Agreement, any other Operative Agreement or the transactions contemplated by this Agreement and the other Operative Agreements other than taxes in the nature of income taxes or franchise taxes imposed on or in connection with the Trustee's compensation for services hereunder.

SECTION 7.  INDEMNIFICATION

         The Holders, from time to time hereby agree, whether or not any of the transactions contemplated hereby extent not reimbursed by the Holders or any other Person, but without releasing any Holder from its agreement of indemnification herein. The obligations of the Holders under this Section 7 shall be several and not joint, and shall be ratable in proportion to the beneficial interest hereunder owned by each Holder (as evidenced by the Certificates of Interest held by each Holder). The indemnities in this Section 7 extend to the Trustee only in its individual capacity and shall not be construed as indemnities of the Trust Estate (except to the extent, if any, that the Trustee has been reimbursed by the Trust Estate for amounts covered by the indemnities contained in this Section 7). The Trustee shall give prompt notice to the Holders of any claim for any Expense, and shall take such actions as the Holders may reasonably request at the cost and expense of the Holders, to permit the Trustee to contest any such claim, whether in the name of the Trustee or in the name of the Holders.

SECTION 8.  TRANSFER OF HOLDER'S INTEREST

                  Section 8.01.  Transfer of Certificates.  Any Holder may at
- ------------------------------   ------------------------
any time transfer, sell, assign or dispose of, to any other Person any or all of its interest hereunder as evidenced by the Certificates which it holds, provided, that (a) the transferee shall have entered into and delivered to the Trustee an agreement substantially in the form attached hereto as Exhibit D, (b) such conveyance does not violate any provision of any Federal law and no registration pursuant to the Securities Act of 1933, as amended, is required in connection with the proposed transfer, (c) the transferring Holder agrees to bear the risk of any adverse tax consequences resulting from such conveyance, and (d) the transferee shall not be a natural person acquiring such interest for his own account.

                  Section 8.02.  Merger, Consolidation, Etc.  Any corporation
- ------------------------------   --------------------------
into which a Holder may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which a Holder may be a party or any corporation to which substantially all the business of a Holder may be transferred shall be deemed without further act to be the Holder of all Certificates held by such Holder.

                  Section 8.03.  Discharge of a Holder.  Upon any transfer
- ------------------------------   ---------------------
complying with Section 8.O1, the transferring Holder shall be released from that portion of its obligations under this Agreement and the other Operative Agreements, if any so provide, arising or maturing after the date of such transfer which the transferee has undertaken.

SECTION 9.  SUCCESSOR TRUSTEES; ADDITIONAL
            AND SEPARATE TRUSTEES

                  Section 9.01.  Resignation of Trustee; Appointment of
- ------------------------------                                       --
Successor.
- ---------

         (a) The Trustee or any successor Trustee may resign at any time without cause by giving at least 60 days' prior written notice to each Holder, such resignation to be effective on the acceptance of appointment by a successor Trustee under Section 9.01(b). In addition, the Trustee may be removed at any time without cause by a Majority in Interest of Holders by an instrument in writing delivered to the Trustee and to each other Holder, such removal to be effective on the acceptance of appointment by a successor Trustee under Section 9.01(b). If the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, the Trustee shall be deemed to have resigned, and the Trustee shall give each Holder prompt written notice of such incapacity, bankruptcy, insolvency, appointment or assumption of control. In case of the resignation or removal of the Trustee, the Holders may appoint a successor Trustee by a written instrument signed by a Majority in Interest of Holders and delivered to the retiring Trustee. If a successor Trustee shall not have been appointed within 60 days after the giving of the written notice of such resignation or the delivery of the written instrument with respect to such removal, any Holder or the resigning Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee to act until such time, if any, as a successor shall have been appointed as above provided. Any successor Trustee so appointed by such court shall immediately and without further act be superseded by any successor Trustee appointed as above provided.

         (b) Any successor Trustee, whether appointed by a court or by the Holders, shall execute and deliver to the predecessor Trustee an instrument accepting such appointment, and thereupon such successor Trustee, without further act, deed or conveyance, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Trustee in the trusts hereunder with like effect as if originally named as Trustee herein; but nevertheless upon the written request of such successor Trustee, such predecessor Trustee shall execute and deliver an instrument transferring to such successor Trustee, upon the trusts herein expressed, all the estates, properties, rights, powers and trusts of such predecessor Trustee, and such predecessor Trustee shall duly assign, transfer, deliver and pay over to such successor Trustee any property or moneys then held by such predecessor Trustee upon the trusts herein expressed.

         (c) Any successor Trustee, however appointed, shall be a bank or trust company organized under the laws of the United States or any state thereof (the appointment of which does not violate any law or regulation or create a relationship that would be in violation thereof) having a combined capital and surplus of at least $100,000,000 and shall, to the extent required by applicable law, be qualified to conduct trust business in the State of New Mexico, if there be such an institution willing, able and legally qualified to perform the duties of Trustee hereunder upon reasonable and customary terms; if there be no such bank or trust company, the Trustee shall be an institution or individual reasonably acceptable to a Majority in Interest of Holders.

         (d) Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee is a party, or any bank or trust company in any manner succeeding to all or substantially all the corporate trust business of the Trustee, if eligible as provided in Paragraph
(c) of this Section, shall automatically succeed to the rights and obligations of the Trustee hereunder without further action on the part of any of the parties hereto, provided that such surviving or succeeding corporation (if other
                --------
than the Trustee) shall forthwith deliver to each Holder written notice of such succession to the rights and obligations of the Trustee hereunder.

          Section 9.02.  Appointment of Additional and Separate Trustees.
- ----------------------   -----------------------------

        (a) Whenever the Trustee shall deem it necessary or prudent in order either to conform to any law of any jurisdiction in which all or any part of the Trust Estate shall be situated or to make any claim or bring any suit with respect to the Trust Estate or any of the Fruitland Coal Interests, or the Trustee shall be advised by counsel (who shall not be an employee of the Trustee) satisfactory to it that it is so necessary or prudent in the interest of the Holders or in the event that the Trustee shall have been requested to do so by the Holders, the Trustee and each Holder shall execute and deliver an agreement supplemental hereto and all other instruments and agreements necessary or proper to constitute another bank or trust company, or one or more Persons approved by the Trustee, either to act as additional trustee or trustees of all or any part of the Trust Estate, jointly with the Trustee, or to act as separate trustee or trustees of all or any part of the Trust Estate, in any such case with such powers (not inconsistent with the other provisions of this Agreement) as may be provided in such agreement supplemental hereto, and to vest in such bank, trust company, or Person as such additional trustee or separate trustee, as the case may be, any property, title, right, or power of the Trustee deemed necessary or advisable by the Trustee, subject to the remaining provisions of this Section 9.02. In the event the Holders shall not have joined in the execution of such an agreement supplemental hereto within ten days after the receipt of a written request from the Trustee so to do, the Trustee may act under the foregoing provisions of this Section
9.02 in either of such contingencies. The Trustee may execute, deliver, and perform any deed, conveyance, assignment, or other instrument in writing as may be required by any additional trustee or separate trustee for more fully and certainly vesting in and confirming to it or him any property, title, right, or power which by the terms of such agreement supplemental hereto, are expressed to be conveyed or conferred to or upon such additional trustee or separate trustee, and the Holders shall, upon the Trustee's request, join therein and execute, acknowledge, and deliver the same; and the Holders hereby make, constitute, and appoint the Trustee their agent and attorney-in-fact for them and in their name, place and stead to execute, acknowledge and deliver any such deed, conveyance, assignment, or other instrument in the event that the Holders shall not themselves execute and deliver the same within ten days after receipt by them of such request so to do.

         (b) Every additional trustee and separate trustee hereunder shall, to the extent permitted by law, be appointed and act and the Trustee shall act, subject to the following provisions and conditions:

         (i) all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody, investment and payment of moneys, shall be exercised solely by the Trustee;

         (ii) all other powers, duties, obligations, and rights conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such additional trustee or trustees and separate trustee or trustees jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such powers, duties, obligations and rights (including the holding of title to the Trust Estate in any such jurisdiction) shall be exercised and performed by such additional trustee or trustees or separate trustee or trustees;

         (iii) no power hereby given to, or with respect to which it is hereby provided may be exercised by, any such additional trustee or separate trustee shall be exercised hereunder by such additional trustee or separate trustee except jointly with, or with the consent of, the Trustee; and

          (iv) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

If at any time the Trustee shall deem it no longer necessary or prudent in order to conform to any such law or take any such action or shall be advised by such counsel that it is no longer so necessary or prudent in the interest of the Holders for any additional or separate trustee to continue to act as such or in the event that the Trustee shall have been requested in writing by the Holders to remove any additional or separate trustee, the Trustee and the Holders shall execute and deliver an agreement supplemental hereto and all other instruments and agreements necessary or proper to remove such additional trustee or separate trustee. In the event that the Holders shall not have joined in the execution of such agreement supplemental hereto, instruments and agreements within 15 days after receipt of notice from the Trustee, the Trustee may act on behalf of the Holders to the same extent provided above.

         (c) Any additional trustee or separate trustee may at any time by an instrument in writing constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent which may be authorized by law, to do all acts and things and exercise all discretions which it is authorized or permitted to do or exercise, for and in its behalf and in its name. In case any such additional trustee or separate trustee shall die, become incapable of acting, resign or be removed, all the assets, property, rights, powers, trusts, duties and obligations of such additional trustee or separate trustee, as the case may be, so far as permitted by law, shall vest in and be exercised by the Trustee, without the appointment of a new successor to such additional trustee or separate trustee unless and until a successor is appointed in the manner hereinbefore provided.

         (d) Any request, approval, or consent in writing by the Trustee to any additional trustee or separate trustee shall be sufficient warranty to such additional trustee or separate trustee, as the case may be, to take such action as may be so requested, approved, or consented t.o.


SECTION 10.  SUPPLEMENTS AND AMENDMENTS

                  Section 10.01.  Supplements and Amendments Subject to
- -------------------------------   --------------------------
the provisions of Section 10.02, at any time and from time to time, but only upon the written request of a Majority in Interest of Holders and as specified in such request, (a) the Trustee, together with the Holders making the request, shall execute a written amendment of or a supplement to this Agreement for the purpose of adding provisions to, or changing or eliminating provisions of this Agreement, and (b) the Trustee shall enter into such written amendment of or supplement to any other Operative Agreement, or may enter into any new agreement relating to the Fruitland Coal and the Surface Rights or their purchase, financing, subleasing or disposition as each other party to such agreement may agree to, or execute and deliver such written waiver of the terms of any of such agreements; provided, however, that, without the consent of each Holder, no such
            --------
supplement, amendment, new agreement or waiver shall (i) modify any of the provisions of this Section or of Section 2.02, 3.03, 4, 5.02, 5.03, 5.04, 8 or 11, (ii) reduce the amount or extend the time of payment of any amount owing or to be paid under any Certificate, (iii) reduce, modify, or amend any indemnities in favor of such Holder, (iv) reduce the amount or extend the time of payment of Retained Economic Interest as set forth in the Utah Sublease, or any amount payable as indemnity pursuant to Section 7 of the Participation Agreement, (v) require any Holder to invest or advance funds or to become personally liable on any agreement or obligation, (vi) modify, amend, or supplement the Utah Sublease or consent to any assignment of the Utah Sublease, in either case releasing Utah from its obligations in respect of the payment or changing the character of such obligations as set forth in the Utah Sublease, or (vii) in any other way adversely affect the rights, privileges or interests of the Holders.

                  Section 10.02.  Form of Request.  It shall not be necessary
- -------------------------------   ---------------
for any written request furnished pursuant to Section 10.01 to specify the particular form of the proposed documents. It shall be sufficient if the request shall indicate the substance of the document proposed.

                  Section 10.03.  Rights of Trustee.  Prior to executing any
- -------------------------------   -----------------
document required to be executed by it pursuant to the terms of this Agreement, the Trustee shall be entitled to receive an opinion of counsel to the effect that the execution of the document is authorized by and conforms to all of the requirements of this Agreement. If in the opinion of the Trustee and its counsel any such document adversely affects any of the Trustee's rights, immunities or indemnities under this Agreement or any other agreement contemplated hereby, the Trustee may in its discretion decline to execute the document.

         Section 10.04. Mailing of Documents. Promptly after the execution by the Trustee of any document entered into pursuant to Section 10.01, the Trustee shall mail, by first class mail, postage prepaid, a conformed copy to each Holder, but the failure of the Trustee to mail copies shall not impair or affect the validity of the document.

SECTION 11.  MISCELLANEOUS

                Section 11.01.  Termination of Trust.  (a) This Agreement and
- -----------------------------   --------------------
the Trust created by it shall continue until the earliest of: (i) the final distribution by the Trustee of all moneys or other property and proceeds constituting the Trust Estate, after receipt by the Trustee of instructions in writing from a Majority in Interest of Holders requesting that this Agreement be terminated and directing the final disposition by the Trustee of the Trust Estate, in accordance with the priorities set forth in Section 4 hereof, (ii) the sale, transfer or other final disposition by the Trustee of all property, including all right, title and interest of the Trustee in and to the Fruitland Coal Interests and any other property at the time part of the Trust Estate, as directed by a Majority in Interest of the Investors, and the final distribution thereafter by the Trustee of all moneys or other property and proceeds con-stituting the Trust Estate in accordance with the priorities set forth in
Section 4, (iii) 21 years less one day after the date of the death of the last survivor of any of the descendants, living on the date of this Agreement, of John D., Laurence S., Nelson A. or David Rockefeller, children of John D. Rockefeller, Jr. but excluding Michael Rockefeller, son of Nelson A. Rockefeller, and any descendants of Michael Rockefeller, or (iv) receipt of the written instruction of the Holders of Certificates representing 100% of the beneficial interest created under this Agreement. In the event the duration of this Trust is necessarily limited by applicable law of any state to a term which is shorter than the term hereinabove set forth and a court of competent jurisdiction has finally determined that such shorter term must be used and the law of such state must be applied in determining the duration of this Trust, then, and in such event, this Trust shall continue for the maximum period permitted under the laws of such state for the duration of the Trust, in lieu of the period set forth herein.

         (b) If the Trustee sells or otherwise disposes of any part (but less than all) of the Trust Estate, as contemplated or permitted by this Agreement, the Trust shall be deemed terminated with respect to the property sold or disposed of.

         (c) Upon termination of the Trust pursuant to paragraph (a) of this
Section 11.01, all money included in the Trust Estate shall be distributed as specified in Section 4, and each Holder shall be vested with a proportional undivided interest in common in the other assets constituting part of the Trust Estate, including, without limitation, the Fruitland Coal Leases, the Utah Sublease and the Surface Rights. The Trustee shall take all action as may be necessary or appropriate, including, without limitation, the executing, acknowledging, delivering and recording of such instruments and documents as may be necessary or appropriate and the making of such applications to governmental authorities as may be necessary or appropriate, to transfer and perfect such title in the Holders.

         (d) After the termination of the Trust, and for the purpose of liquidating and winding up the affairs of the Trust, the Trustee shall continue to act as such until its duties have been fully performed. Upon the distribution of all of the Trust Estate to the holders, the payment and discharge of all debts, liabilities and obligations of the Trust, and the performance of all of the Trustee's duties hereunder, the Trustee shall have no further duties or obligations hereunder except to account as Provided by law.

                  Section 11.02.  Intention of Parties to Establish a Trust;
- -------------------------------   --------------------------------- --------
Legal Title to Trust Estate.  This Agreement is not intended to create and shall
- ---------------------------
not be interpreted as creating an association, partnership or joint venture of any kind. It is intended as a trust to be governed and construed in all respects as a trust. No person except the Trustee shall have legal title to any part of the Trust Estate. No transfer, by operation of law or otherwise, of any Certificate or of any right, title or interest of any Holder in and to the Trust Estate shall operate to terminate this Agreement or the trust created hereby or effect any dissolution or entitle any successor or transferee of any Holder to an accounting or to any other right with respect to the Trust Estate.

                  Section 11.03.  Validity of Sale.  Any sale or other transfer
- -------------------------------   ----------------
or conveyance of the Fruitland Coal Interests, the Fruitland Coal, the Surface Rights or any other part of the Trust Estate, or any part thereof by the Trustee made in accordance with the terms of this Agreement shall be binding upon the Trustee, the Holders and all other Persons and shall be effective to transfer or convey all right, title and interest of the Trustee and the beneficial interest of the Holders to such Fruitland Coal Interests, such Fruitland Coal, such Surface Rights or such other part of the Trust Estate, or such part thereof. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Trustee.

                  Section 11.04.  No Liability on Certificates. Neither the
- -------------------------------   ----------------------------
Trustee in its individual capacity nor any Holder shall in any way be liable or responsible or have any obligation to the holders of the Certificates for their validity, effectiveness or enforceability, except as otherwise expressly provided in this Agreement.

                  Section 11.05.  Limitations on Rights of Others. Nothing in
- -------------------------------   -------------------------------
this Agreement, whether express or implied, shall be construed to give to any person other than the Trustee and the Holders any legal or equitable right, remedy or claim under or in respect of this Agreement, any covenants, conditions, or provisions contained herein, or in any Certificate. All such covenants, conditions, and provisions are, and shall be held to be, for the sole and exclusive benefit of the Trustee and the Holders.

                  Section 11.06.  Notices.  Unless otherwise expressly specified
- -------------------------------   -------
or permitted by the terms of this Agreement, all notices under its terms shall be in writing and shall be mailed by first class mail, postage prepaid, and addressed: (i) if to the Trustee, at 555 South Flower Street, Los Angeles, California 90071, Attention: Corporate Agency Division; (ii) if to any original
                  ---------
Holder, at its address set forth below its name on the signature page hereof; and (iii) if to a future Holder, at its address in the register maintained by the Trustee pursuant to Section 3.03 hereof; or to such other address with respect to the Trustee as the Trustee shall notify the Holders in writing, or to such other address with respect to any Holder as such Holder shall notify the Trustee in writing.

                  Section 11.07.  Severability.  Any provision of this Agreement
- -------------------------------   ------------
which is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable the provision in any other jurisdiction.

         Section 11.08.  Benefits of Agreement.  All covenants and agreements
- ----------------------   ---------------------
contained herein shall be binding upon, and shall inure to the benefit of, the Trustee and, to the extent permitted by Section 9, its respective successors and assigns, and the Holders and, to the extent permitted by Section 8, their respective successors and assigns, and to no other persons. Any request, notice, direction, consent, waiver or other instrument or action by a Holder shall bind its successors and assigns.

                  Section 11.09.  No Waiver.  Nothing contained in this
- -------------------------------   ---------
Agreement shall be construed as or deemed to be (i) a waiver by either PNM or TEP of any rights either may have under Sections 4(b)(i) or (ii) of the Closing Agreement, dated August 18, 1980, among PNM, TEP, Utah and San Juan Coal Company, or (ii) the appointment of the Trustee or any Holder as the agent of either PNM or TEP for the purpose of making or effecting any such waiver.

                  Section 11.10.  Headings; Name of Trust.  The cover, table of
- -------------------------------   -----------------------
contents and headings of the various Sections herein are for convenience of reference only and shall not modify, define, expand, or limit any of the terms or provisions hereof. The trusts created hereby may for ease of reference be referred to as the "San Juan Coal Trust". References herein to Sections or subsections without reference to the document in which they are contained are references to this Agreement.

                  Section 11.11.  Instruments of Further Assurance. PNM and TEP
- -------------------------------   --------------------------------
shall, upon reasonable request of the Trustee, execute, acknowledge and deliver such further instruments and do such further acts as may be necessary or proper to carry out the purposes of this Agreement, to transfer any property intended to be covered hereby and to vest in the Trustee, its successors and assigns, the state, powers, and instruments transferred in trust hereunder.

                  Section 11.12.  Counterparts.  This Agreement may be executed
- -------------------------------   ------------
by the parties hereto in several separate counterparts, each of which shall be an original but, all of which taken together shall constitute but one and the same Agreement.

                  Section 11.13.  Governing Law.  This Agreement shall in all
- -------------------------------   -------------
respects be governed by, and construed and enforced in accordance with, the law of the State of New York, including all matters of construction, validity and Performance.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                             BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION


                             By James G. Ryan
                             -------------------------------
                              Title:  Assistant Vice
                                      President

                               PUBLIC SERVICE COMPANY OF
                                 NEW MEXICO
Attest:

D. E. Peckham                  By A.J. Robison
- ---------------------------    -------------------------------
Secretary                        Title:  Sector Vice President

                               Alvarado Square
                               Albuquerque, New Mexico 87158

                               Attention:  Secretary
                                           ---------

                               TUCSON ELECTRIC POWER COMPANY


                               By J. Robert Johnston
                                     ---------------
                                 Title:  Vice President

                               Post Office 711
                               Tucson, Arizona 85702

                               Attention:  Secretary
                                           ---------

                                                                       EXHIBIT A

                       SCHEDULE OF FRUITLAND COAL LEASES


I. Lease from the United States of America, as lessor, dated November 1, 1961, Lease Number NM045196, covering the following described land in T30N, R15W, NMPM, New Mexico:

             Sec.     2:  N1/2 NW1/4, NW1/4 NE1/4
             Sec.     3:  NE1/4 NE1/4
             Sec.     9:  W1/2 NW1/4
             Sec.    10:  W1/2.
             Sec.    21:  A11
             Sec.    28:  A11
             Sec.    33:  A11                              2,467.24 Acres


II. Lease from the United States of America, as lessor, dated November 1, 1961, Lease Number NM045197, covering the following described land in T30N, R15", NMPM, New Mexico:

             Sec.    15: A11
             Sec.    22: A11
             Sec.    27: A11
             Sec.    34: A11                              2,565.60 Acres

III. Lease from the United States of America, as lessor, dated December 1, 1961, Lease Number NM045217, covering the following described land in T30N, R15W, NMPM, New Mexico:

             Sec.  3:  S1/2 NE1/4, NW1/4 NE14,
                      NW14, S1/2
             Sec.  4: SE1/4 NE1/4, SW1/4 SW1/4,
                       E1/2 SW1/4. SE1/4
             Sec   9:  E1/2 NW1/4, E1/2, SW1/4
             Sec  10:  E1/2                              1,800.00 Acres

IV. Lease from the United States of America, as lessor, dated June 11, 1940, Lease Number SF071448, cover-ing the following described land in T29N, R15W, NMPM New Mexico:

               Sec.  4:  SW1/4 NW1/4                40.00 Acres


V. Lease from the State of New Mexico, as lessor, dated November 1, 1975, Lease Number M-14014, covering the following described land in T30N, R15W, NMPM, New Mexico:

               Sec. 16:  NW1/4 NW1/4 NE1/4         120.00 Acres


VI. Lease from the State of New Mexico, as lessor, dated August 26, 1979, State Lease Number M-15354, covering the following described land in T30N, R15W, NMPM, New Mexico:

               Sec. 32:  Lots 1, 2, 3, NW1/4 NW1/4,
                        SW1/4 NE1/4, N1/2 SE1/4,
                        NE1/4 SW1/4               309.04 Acres


VII. Lease from the State of New Mexico, as lessor, dated October 24, 1975, State Lease Number 15417, covering the following described land in T30N, R15", NMPM, New Mexico:

               Sec. 16:  S1/2, W1/2 NW1/4,
                        E1/2 NE1/4. SW1/4 NE1/4   520.00 Acres


VIII. Coal Lease dated November 1, 1972, from Bonnie V. Kennedy Crook, Arlington Boyd Kennedy, Bonnie Gaye Kennedy Richman, Michael Harold Kennedy, all dealing in their sole and separate property, to Howard E. Henderson, recorded in the records of the Clerk of San Juan County, New Mexico, in Book 741, Page 227, and covering the following lands in said County:

               N1/2 NW1/4, SE1/4 NW1/4, SW1/4 NE1/4, N1/2 NE1/4, Section 4,
               T.29N. R.15W., N.M.P.M. containing 240 acres  more or less.

                                                                       EXHIBIT B

                               SURFACE RIGHTS AND
                              SURFACE INSTRUMENTS
- -------------------------------------------------

I. Rights under Agreement dated November 6, 1979, between Wagon Rod Ranch, Inc., and Western Coal
          Co., recorded with the records of the Clerk of San Juan County, New Mexico, in Book 872, Page
          595, as modified by Letter Agreement dated
          October 22, 1979, between Western Coal Co. and
          Wagon Rod Ranch, Inc., a Memorandum of which is recorded with the records of the Clerk of San
          Juan County, New Mexico, in Book 872, Page 593, covering the following lands in said County:

               NE 1/4 NE 1/4 of Section 3, T30 N, R 15 W, N.M.P.M.

II. Rights under Agreement dated as of June 1, 1973, between the Most Reverend Jerome J. Hastrich, and his Successors, Diocese of Gallup, New Mexico, and Western Coal Co., recorded with the records of the Clerk of San Juan County, New Mexico, in Book 724, Page 133, covering the following lands in said County:

               SE 1/4 of Section 28, T 30 N, R 15 W, N.M.P.M.

III.      Rights under Agreement dated April 20,
          between Ella Thurland and Western Coal
          recorded with the records of the Clerk
          Juan County, New Mexico, in Book
          and covering the following lands in said County:

               NE 1/4 NW 1/2 and N 1/2 NE 1/4 of Section 33, T 30 N, R 15 W, N.M.P.M.

IV.       Rights under Agreement entered into as of
          January 1, 1980, and dated February 22, 1980,
          between Michael L. Keleher, Trustee, and Western
          Coal Co.. a Memorandum of which is recorded with the records     of
the Clerk of San Juan County, New Mexico, in Book 874,     Page 276, covering
the following lands in said County:

               SE 1/4 SW 1/4 and SW 1/4 SE 1/4 of                 Section 22,
and NE 1/4 NW 1/4 and NW 1/4 NW 1/4 of       Section 27, T 30 N, R 15 W,
N.M.P.M.

IV. Rights under Easements reserved in four Quitclaim Deeds, all dated June 25, 1980, from Western Coal Co.

          to Paragon Resources, Inc., and Valencia Energy Company, recorded with the Records of the Clerk of San Juan County in Book 885, Pages 329, 330, 331 and 332, and covering the lands in said County described in said Quitclaim Deeds.
IX.       Coal Lease dated November 1, 1972, from Bonnie V.
          Kennedy Crook, Guardian of Cynthia Kaye Kennedy,
          John Varnell Kennedy and Lyle Edward Kennedy,
          Minors, to Howard E. Henderson, recorded in the records of the Clerk of San Juan County, New
          Mexico, in Book 741, Page 225, and covering the following lands in said County:

               N1/2 NW1/4, SE1/4 NW1/4, SW1/4 NE1/4, N1/2
               NE1/4, Section 4, T.29N., R.15W., N.M.P.M. containing       240
acres, more or less.

X.        Coal Lease dated May 21, 1973, from William A.
          Hall and Suzanne Hall, his wife, to James R.
          Pickett, recorded in the records of the Clerk of San Juan County, New Mexico, in Book 741, Page
          213, and covering the following lands in said
          County:

               N1/2 NE1/4, Section 4, T.29N., R.15W., N.M.P.M.


XI.       Coal Lease dated May 28, 1973 from Theodore P.
          Amsden and Winifred Amsden, his wife, to James
          R. Pickett, recorded in the records of the Clerk of San Juan County, New Mexico, in Book 741,
          Page 211, and covering the following lands in said County:

               N1/2 NE1/4, Section 4, T.29N., R.15W., N.M.P.M.


XII.      Coal Lease dated June 1, 1973, between Bertram W.
          Collyer, Trustee, to James R. Pickett, recorded in the records of the Clerk of San Juan County, New Mexico, in Book 741, Page 207, and covering the following lands in said County:

               N1/2 NE1/4, Section 4, T.29N., R.15W., N.M.P.M.

XIII. Coal Lease dated June 1, 1973, from the First National Bank of Iowa City, Iowa, as Trustee for Marian Winks, John R. Winks, Sally Ann Maurer, James Whitmire, Jr., Marian Whitmire, Jane Schweiker, Tom Schweiker, William L. Whitmire, Lynda Whitmire, J.E. Whitmire, M.D., James E. Whitmire, Jr., under Trust Agreement dated August 6, 1966, recorded in Book 652, Page 572,

          San Juan County, New Mexico, to James R. Pickett, recorded in the records of the Clerk of San Juan County, New Mexico, in Book 741, Page 209, and covering the following lands in said County:

               N1/2 NE1/4, Section 4, T.29N., R.15W., N.M.P.M.


XIV.      Coal Lease dated June 1, 1973, from Louise T. Weatherford and Winifred
          T. Maurer dealing in their sole and separate property, to James R. Pickett, recorded in the records of the Clerk of San Juan County, New Mexico, in Book 741, Page 215, and covering the following lands in said County:

               N1/2 NE1/4, Section 4, T.29N., R.15W., N.M.P.M.

XV. Coal Lease dated August 1, 1973, from Larry Amsden to James R. Pickett, recorded in the records of the Clerk of San Juan County, New Mexico, in Book 741, Page 203, ana covering the following lands in said County:

               N1/2 NE1/4, Section 4, T.29N., R.15W., N.M.P.M.


XVI. Coal Lease dated August 1, 1974, from Lawrence Warren Stallings to James R. Pickett, recorded in the records of the Clerk of San Juan County, New Mexico, in Book 741, Page 205, and covering the following lands in said County:

               NE1/4, Section 5, T.29N., R.15W., N.M.P.M.


XVII. Coal Lease dated August 1, 1974, from Patricia Lucy Stallings Ryan to James R. Pickett, recorded in the records o4 the Clerk of San Juan County, New Mexico, in Book 741, Page 217, and covering the following lands in said County:

               NE1/4, Section 5, T.29N., R.15W., N.M.P.M.

XVIII. Coal Lease dated August 1, 1974, from Frances Stallings Maloney to James R. Pickett, recorded in the records of the Clerk of San Juan County, New Mexico, in Book 741, Page 223, and covering the following lands in said County:

               NE1/4, Section 5, T.29N., R.15W., N.M.P.M.


XIX.      Coal Lease dated August 1, 1974, from William H. Charters to James R.
          Pickett, recorded in the   records of the Clerk of San Juan County,
          New Mexico, in Book 741, Page 221, and covering the following lands in said County:

               NE1/4, Section 5, T.29N., R.15W., N.M.P.M.


XX.       Coal Lease dated August 1, 1974, from Mary Irene Bannowsky, to James
          R. Pickett, recorded in the records of the Clerk of San Juan County, New Mexico, in Book 741, Page 219, and covering the following lands in said County:

               NE1/4, Section 5, T.29N., R.15W., N.M.P.M.

                                                                       EXHIBIT C


Transfer of this Certificate is subject to certain restrictions and limitations set forth in the Trust Agreement referred to below.


                               [NAME OF TRUSTEE]



                       TRUSTEE UNDER AMENDED AND RESTATED
                 TRUST AGREEMENT DATED AS OF DECEMBER 31, 1981
                             (SAN JUAN COAL TRUST)


     CERTIFICATE OF INTEREST

R-

______ %                            ______________ , 1 9_



         [NAME OF TRUSTEE], as Trustee (herein called the "Trustee") under the Amended and Restated Trust Agreement (as the same may be amended, modified or supplemented, from time to time, in accordance with the terms thereof, the "Trust Agreement") dated as of December 31, 1981, between the Holders (such term and other capitalized terms used herein without definition having the meanings specified in the Trust Agreement) named therein and the Trustee, hereby certifies as follows: (i) this Certificate is one of the Certificates of Interest referred to in the Trust Agreement, which Certificates have been or are to be executed and delivered by the Trustee pursuant to the Trust Agreement; and
(ii) [Name of Holder], the Holder of this Certificate has an undivided beneficial interest in the Trust Estate and is entitled to receive, ratably with the Holders of the other Certificates, as provided in the Trust Agreement, a share of any distributions thereof, including payments of Retained Economic Interest received or to be received by the Trustee under the Utah Sublease, as well as such share of certain other payments which may be received by the Trustee pursuant to the terms of the Trust Agreement, all as more particularly set forth in the Trust Agreement.

       All amounts payable hereunder and under the Trust Agreement shall be paid only from the income and the proceeds from the Trust Estate and only to the extent that the Trustee shall have sufficient income or proceeds from the Trust Estate to make such payments in accordance with the terms of the Trust Agreement; and each Holder hereof, by its acceptance of this Certificate, agrees that it will look solely to the income and proceeds from the Trust Estate to the extent available for distribution to such Holder as above provided and that neither the other Holders nor the Trustee shall be personally liable to the Holder hereof for any amounts payable under this Certificate or the Trust Agreement. No Person shall be entitled to receive any distribution pursuant to the provisions of the Trust Agreement unless such Person is a registered Holder at the time of such distribution.

         Subject to the provisions of the Trust Agreement, the amounts payable to the holder hereof pursuant to the Trust Agreement shall be payable at the Trust Office of the Trustee at 555 South Flower Street, Los Angeles, California 90071, Attention: Corporate Agency Division or at the office of any successor
       ---------
Trustee, in lawful money of the United States of America.

         There shall be maintained a register for the purpose of registering transfers and exchanges of Certificates at the Trust Office of the Trustee, or at the Trust Office of any successor Trustee, in the manner provided in Section
3.03 of the Trust Agreement.

         Reference is hereby made to the Trust Agreement for a statement of the rights of the Holder of this Certificate and of the rights of the Holders of the other Certificates, as well as for a statement of the terms and conditions of the trust created by the Trust Agreement (as the same may be amended from time to time in accordance with the terms thereof), to all of which terms and conditions each Holder hereof agrees by its acceptance of this Certificate.

         This Certificate may be transferred, sold, assigned or
- ------------- ----------- --- -- -----------  ----  -------- --
otherwise disposed of by the Holder hereof only in accordance with the
- --------- -------- -- -- --- ------ ------ ---- -- ---------- ---- ---
provisions of Section 8 of the Trust Agreement.  Each Holder hereof, by its
- ---------- -- ------- - -- --- ----- ---------
acceptance of this Certificate, agrees not to transfer this Certificate except in accordance with the terms of Section 8 of the

                                                                       EXHIBIT D


                          FORM OF TRANSFER AGREEMENT


           TRANSFER AGREEMENT, dated as of   , 19
among                                        (the "Transferor"),
                                     (the "Transferee") and
                                     (the "Trustee") under the
Amended and Restated Trust Agreement, dated as of December
31, 1981 (the "Trust Agreement"), among Public Service Com-pany of New Mexico ("PNM"), Tucson Electric Power Company ("TEP") and the Trustee (all capitalized terms not otherwise defined herein having the meanings assigned to them in the Trust Agreement),

                              W I T N E S S E T H:

         WHEREAS, the Transferor proposes to transfer to the Transferee the
Certificate issued to the Transferor and dated           , 19  , representing a
_% beneficial interest in the Trust Estate (the "Certificate"); and

         WHEREAS, pursuant to Section 8.01 of the Trust Agreement, it is a condition to the right of the Transferor to transfer the Certificate to the Transferee that the Transferee shall have entered into an agreement substantially in the form of this Agreement;

         NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, and the other undertakings required or contemplated thereby, the parties hereto agree as follows:

         1. The Transferee shall hereafter be deemed a party to the Trust Agreement; shall be deemed to be the Holder of the Certificate (which represents the beneficial interest being transferred) for all purposes of the Trust Agreement (except as to registration) and the Operative Agreements, shall be deemed to have acquired the portion of the beneficial interest in the trust created under the Trust Agreement which is being transferred in connection herewith, and shall be bound by all the terms of and shall undertake and perform all of the obligations of the Transferor contained in the Trust Agreement, including, without limitation, the obligations of the Transferor under Section 7 of the Trust Agreement; and each reference to the Holder (with respect to the Certificate being transferred in connection herewith) in the Trust Agreement and the Operative Agreements shall be deemed to be a reference to the Transferee for all purposes thereof.

2. The Transferee hereby represents and warrants:

    (a)  Valid Agreement.  This Agreement has been duly authorized, executed and
         ---------------
delivered by the Transferee and is a valid and binding obligation of the Transferee.

    (b)  Investment Representation.  The Transferee is purchasing the beneficial
         -------------------------
interests represented by the Certificate to be transferred for its own account, or for the account of one or more trust funds or pension funds for which it is acting as trustee, and/or as agent for one or more institutional investors, and that in any such case it is making the investment hereunder for investment and not with a view to the distribution thereof, subject, nevertheless, to the disposition of the Transferee's property and the property of those for whom the Transferee is acting, as the case may be, being at all times within its or their control. If the Transferee is making the investment hereunder for one or more trust funds or pension funds and/or as agent for one or more institutional investors, the Transferee represents (i) that it is acting as sole trustee for all such funds, or as sole agent for all such agency accounts, as the case may be, in connection with making the investment hereunder, (ii) that, except to the extent it has advised the other parties hereto in writing to the contrary, it has sole investment discretion with respect to all such funds and agency accounts (and, to the extent it does not have sole investment discretion, that it has been authorized to make the representations contained in this Agreement by every Person having investment discretion in connection with each such fund and agency account with respect to which the Transferee does not have sole investment discretion), and (iii) that the determination and decision on its behalf to make the investment for all such funds and agency accounts was made by the same individual or group of individuals who customarily pass on such investments.

    (c) Source of Funds. Either (i) no part of the funds being used by the Transferee to acquire its interest in the Trust Estate constitutes plan assets of any employee benefit plan with respect to which either PNM or TEP is a party in interest (determined on the basis of the lists of such plans provided by PNM and TEP) or, if such Transferee is an insurance company, assets of any separate account maintained by it in which any such employee benefit plan participates to the extent of 5% or more (treating all employee benefit plans maintained by the same employer or employee organization as single plan), or (ii) such Investor is an employee benefit plan described in Section 4(b)(1) of Section 4(b)(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and
Section 4975(b)(2) or Section 4975(g)(3) of the Internal Revenue Code of 1954, as amended to the date hereof or (iii) that, if all or any part of the funds to bs used by it to purchase such beneficial interest constitute assets allocated to a separate account, the acquisition of such interest will not constitute a prohibited transaction under Section 406(a) of ERISA. If, upon the request of any proposed Transferee, either PNM or TEP refuses to supply the lists referred to in the immediately preceding sentence, the Transferee shall be deemed not to have made the representation and warranty contained in this Section 2(c). Upon request, any proposed Transferee will specify to the Trustee any employee benefit plan supplying funds to be used in the acquisition of an interest in the Trust Estate. As used in this Section, the terms "separate account," "employee benefit plan," and "party in interest" shall have the respective meanings set forth in Section 3 of ERISA.

3. The Transferee here ratifies, confirms and agrees to be bound by all actions taken or omitted by the Trustee pursuant to instructions given by the Transferor with respect to the Trust or the Trust Agreement.

4. The Transferor hereby agrees to bear the risk of any adverse tax consequences resulting from the transfer of the portion of the beneficial interest in the trust created under the Trust Agreement with respect to which this Agreement is being delivered.

5. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall constitute but one and the same instrument.
This Agreement shall be governed by and construed in accordance with the laws of the State of New York. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto. This agreement may not be changed, discharged or terminated orally, but only by an instrument in writing signed by the party or parties against when enforcement of any changed, discharged or terminated orally, but only by an instrument in writing signed by the party or parties against whom enforcement of any change, discharge or termination is sought.

           In WITNESS WHEREOF, the parties hereto have caused this agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                               [Transferor]

                               By____________________________
                                 Title:


                               [Transferor]

                               By____________________________
                                 Title:


                               [Trustee]

                               By____________________________
                                 Title:

                                                                       EXHIBIT E



             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION


                             CERTIFICATE OF TRUSTEE

           I, Vicki L. Herrick, do hereby certify that:

          1. I am a duly qualified and acting Trust Officer of Bank of America National Trust and Savings Association, a corporation organized and existing as a national banking association under the laws of the United States of America (the "Trustee"), and as such am familiar with the records, proceedings and operations thereof.

          2. The Trustee is, and was on November 30, 1981, a corporation organized and existing in good standing as a national banking association under the laws of the United States of America and has, and had, all requisite power and authority to enter into and perform its obligations under the Trust Agreement dated as of November 30, 1981 (the "Original Agreement") between Western Coal Co. and the Trustee and the Amended and Restated Trust Agreement, dated as of December 31, 1981 (the "Restated Agreement"), among Public Service Company of New Mexico, Tucson Electric Power Company and the Trustee (the Original Agreement and Restated Agreement are collectively herein referred to as the "Agreements").

          3. The execution, delivery and performance by the Trustee of the Agreements have been duly authorized by all necessary corporate action on the part of the Trustee and the Agreements have been duly executed and delivered on behalf of the Trustee by its officers duly authorized to execute and deliver such documents and constitute legal, valid and binding obligations of the Trustee, enforceable against it to the extent reasonably necessary to protect the interests of the persons holding Certificates of Interest executed and delivered under the Agreements, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditor's rights generally.

          4. Except for the approvals of the Bureau of Land Management of the United States Department of the Interior (the "BLM") and the Commissioner of Public Lands of the State of New Mexico (the "CPL") of the assignment to the Trustee of the Fruitland Coal Leases, as such term is defined in the Agreements, of which the United States and the State of New Mexico are the lessors, and the approval of the BLM to the acquisition by the parties to the Restated Agreement, other than the Trustee, of Certificates of Interest executed and delivered under the Agreements, neither the execution and delivery by the Trustee of the Agreements nor the performance by it of any of the transactions contemplated thereby, nor the compliance by it with any of their terms or conditions hereof will, or did on November 30, 1981, contravene, conflict with, cause a breach of or default under any federal, state or local statute, ordinance, rule or regulation, or any write, injunction, decree, judgment or order applicable to or binding on it, or contravene, or result in a breach of, or constitute a default under, its articles of association or by-laws (provided that no representation or warranty is made with respect to sate securities law).

          5. Neither the Trustee nor anyone acting on its behalf has, directly or indirectly, offered to sold the Certificates of Interest, executed and delivered under the Agreements, or any interest in the Trust created by the Agreements or any form of participation in the transactions contemplated thereby or any similar security, or any interest therein, or any security of the offering of which for the purposes of the Securities Act of 1933, as amended, would be deemed to be a part of the same offering as the offering of any of the foregoing interests, for sale to, or solicited any offer to acquire any of the same from, or otherwise approached or negotiated with respect thereto with, anyone, and neither the Trustee nor anyone acting on its behalf has taken or will take any action which would subject the issuance or sale of such interests to the provisions of Section 5 of the Securities Act of 1933, as amended.

          6. Except for the approvals of the BLM and CPL of the assignment to the Trustee of the Fruitland Coal Leases, as such term is defined in the Agreements, of which the United States and the State of New Mexico are the lessors, and the approval of the BLM to the acquisition by the parties to the Restated Agreement, other than the Trustee, of the Certificates of Interest, neither the execution and delivery by the Trustee of the Agreements nor the performance by it of any of the transactions contemplated thereby, requires, or did require on November 30, 1981, the consent, permit, order, authorization or approval of, the registration, declaration or filing with, the giving of notice to, or the taking of any other action in respect of any court or administrative, public or governmental body or authority whether Federal, state or local (provided that no representation or warranty is made with respect to state securities laws).

          7. To the knowledge of the officers of the Corporate Agency Division of the Trustee, there is no action, suit, proceeding or claim, and no investigation by any governmental agency pending or, in prospect or threatened, against or affecting the Trustee before any Court, arbitrator or governmental agency or instrumentality which might materially and adversely affect the Trust Estate created by the Agreements or seeks to restrain, invalidate or prohibit or otherwise questions the validity of any of the Agreements or any action taken or to be taken pursuant thereto or the right, power and authority of the Trustee to enter into or perform the Agreements.

          8. The Trustee has whatever title to the Fruitland Coal Interests, as such term is defined in the Agreements, as was transferred to it by Western Coal Co., and such Fruitland Coal Interests are free of liens resulting from any acts of or claims against the Trustee in its individual capacity not arising out of its administration of the Trust Estate.



                          Vicki L. Herrick, Trust Officer